UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2008

Date of reporting period: September 1, 2007 — February 29, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam International Capital Opportunities Fund

2|29|08

Semiannual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically
in a variety of stocks,
such as growth stocks
and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
International Capital
Opportunities Fund

2| 29| 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader and Portfolio Member	7
Performance in depth	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	30
Financial statements	31
Brokerage commissions	64

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder:

In 2008, financial markets and the economy face many challenges. The credit crisis that began as a rise in defaults for a limited segment of the U.S. mortgage market has spread across the global financial sector and produced a severe tightening of credit conditions. Growth has been curtailed as a result, and markets have reacted by sending stock prices lower. In the United States, the economy has weakened considerably, with many predicting that we are now in a recession, or will be soon. The good news is that policymakers are taking decisive action to counter these developments: The Federal Reserve Board has cut interest rates and added liquidity to the credit markets. In February, federal lawmakers, working with the president, approved a $168 billion fiscal stimulus plan, which will deliver tax rebate checks to tens of millions of Americans.

Still, as investors it is natural to feel discouraged. During these challenging times, it is important to remember the value of a long-term perspective and the counsel of your financial representative. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. If recent history is any indication, recessions in the United States are short-lived compared to economic expansions. Since 1960, the economy has experienced seven recessions lasting an average of 11 months, versus 64 months for the average expansion.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more readable and accessible, and we hope you think so as well.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our existing investors for your continued confidence in Putnam. We note that Putnam Investments celebrated its 70th anniversary in November. From modest beginnings in Boston, Massachusetts, the company has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management.

Putnam International Capital Opportunities Fund:
Targeting smaller international companies

In international economies, as in the United States, small and midsize companies can offer attractive long-term investment potential. Such companies can seize new opportunities quickly or occupy profitable business niches. International markets may be particularly fertile ground because, compared to the United States, relatively fewer research analysts cover smaller companies overseas.

Putnam International Capital Opportunities Fund has invested in stocks of small and midsize international companies since late 1995. Though such stocks carry the risk of greater price fluctuations, they may also offer potentially strong gains.

While investing in companies located in different economic and political systems involves risk, it may also give your money a chance to grow, even during a downturn in the U.S. economy. That’s because international economies generally follow a different business cycle than the United States. In foreign markets, interest rates are managed by institutions like the European Central Bank or the Bank of Japan. Also, while foreign currencies such as the euro, the yen, and the pound fluctuate in value, your investment may benefit if these currencies strengthen against the U.S. dollar.

With thousands of smaller-company securities around the world to choose from, the management team relies on the proprietary research of Putnam analysts to select fund holdings. For access to information about international companies, Putnam has analysts in London and Tokyo, as well as in Boston.

Reflecting Putnam’s blend strategy, the portfolio can hold both value and growth stocks without a bias toward either style, which may help keep the fund diversified given the risks of changing market conditions. In addition to developed markets such as Europe, Japan, Australia, and Canada, the fund can invest in emerging markets, which may offer faster rates of economic growth despite greater risk of volatility and illiquid securities. In all its decisions, the management team is guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what the team considers their true worth.

For more than 12 years, the fund has helped investors benefit from investing in small and midsize international companies.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks stocks that are believed to be underpriced by the market. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Quality They look for high-quality companies, seeking characteristics such as solid management teams and sound business models that create strong cash flows.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Cash flow They examine each company’s financials, particularly the amount of cash a company generates relative to the earnings that it reports, and target those believed to offer attractive and sustainable cash flow.

Putnam International Capital Opportunities Fund’s holdings
have spanned many sectors and international markets.

Performance snapshot

Putnam International

Capital Opportunities Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 13–15 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

An interview with Joe Joseph,
your fund’s Portfolio Leader, and
Randy Farina, a Portfolio Member

Your fund’s portfolio team
Joseph Joseph
Randy Farina
John Ferry
Franz Valencia

The period in review

Gentlemen, thanks for spending time with us today to discuss the International Capital Opportunities Fund. Randy, can you start by describing how the fund performed during the period?

International markets experienced substantial declines from November through January, which caused the fund to register a negative result of –9.17% for the 6 months ended February 29, 2008. International stocks retreated in the wake of the U.S. market downturn that began during the summer of 2007. The international setback was not based on fundamentals, since other regions of the world have not had the same problems with subprime mortgage lending as the United States. The fund’s competitive rankings showed mixed results. For the 6-month period, we were able to slightly outperform the –9.54% average result of our Lipper peer group, but we under-performed the benchmark index return of –7.30% . We attribute this to an underweight relative to the index in

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/08. See page 6 and pages 13–15 for additional fund performance information. Index descriptions can be found on page 23.

utilities stocks, which had strong results. In our view, utilities stocks were too expensive relative to their appreciation potential, and so we kept the portfolio underweight in this sector. Also, foreign currency exposure had an adverse impact on results relative to the index because the fund had underweight exposure to the strongest currencies, such as the euro. However, currency exposure had a beneficial impact on absolute results, because the dollar weakened.

Randy, why did international markets retreat, given that the current conditions in the international markets have been different from those in the United States?

The world’s financial systems are highly interconnected, so sometimes an economic or market issue in one country can take on widespread significance. As an example, U.S. subprime mortgage-backed securities trade on global markets, and financial institutions in several regions had invested in them. Weakness spread beyond financials to other sectors in the final months of 2007, as the problems in the U.S. housing market began to threaten consumer spending and the broader U.S. economy. Since the United States is the largest importer in the world, economic problems here can have global consequences.

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/29/08. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	COUNTRY	SECTOR/INDUSTRY

Inmet Mining Corp. (1.3%)	Canada	Basic materials/Metals

Antofagasta PLC (1.3%)	United Kingdom	Basic materials/Basic materials

Methanex Corp. (1.2%)	Canada	Basic materials/Chemicals

Teck Cominco, Ltd. Class B (1.0%)	Canada	Basic materials/Metals

U-Ming Marine Transport Corp. (0.9%)	Taiwan	Transportation/Shipping

Actelion NV (0.9%)	Switzerland	Health care/Pharmaceuticals

Shire PLC (0.9%)	United Kingdom	Health care/Pharmaceuticals

Thales SA (0.8%)	France	Capital goods/Aerospace and defense

Vallourec (0.8%)	France	Basic materials/Metals

Capcom Co., Ltd. (0.8%)	Japan	Technology/Software

Joe, can you describe some of the other market trends you witnessed during the period?

There was a shift in the type of stocks that led international markets during the period. For most of the past several years, value-style stocks — stocks with low valuations relative to their future earnings and cash flows — had performed relatively better than stocks with higher valuations. This trend reversed suddenly and sharply in the three months from November through January.

At this point, there are only a few theories to explain this. One is that hedge fund investors rushed to withdraw their money, forcing the funds to sell their most easily tradable stocks, which were value-style stocks. A second theory is that investors wanted to move money into growth-style stocks that could maintain their earnings in spite of any slowdown. In either case, the trend reversed course again in February. Value-style stocks led in the final month of the reporting period, even though there was no improvement in the economic outlook, nor any greater appetite for risk among investors.

Since your fund has the flexibility to own stocks with growth or value characteristics, how did you position it amid these shifting trends?

The market did not cause us to change our discipline. We believe our skill is in

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

finding stocks that are undervalued relative to their earnings and cash flows. There is a lot of proof that over time —meaning years, usually — stocks with these characteristics will appreciate as other investors recognize their merit. But we don’t try to guess what style the market will favor month-to-month. We believe this steadfast approach helped the fund’s results, because the growth-style rally between November and January fizzled in February.

Of course, our valuation discipline did produce some changes. We sold some Japanese stocks when they reached what we considered full valuation. We reduced the fund’s positions in Tokyo Steel and Yamato Kogyo, both metals companies. Of these, Yamato Kogyo had performed well. The outcome was a smaller weighting in Japan. We put the proceeds from these sales to work in new holdings that we added in the markets of France and Germany.

Randy, can you discuss other fund holdings that performed well?

Basic materials stocks, such as those that Joe just mentioned, continued to contribute strong relative results to the portfolio. Other steel companies that helped the fund were Antofagasta of the United Kingdom, Hyundai Steel of South Korea, and Tata Iron & Steel of India. Tata benefited from its business of supplying metal to agricultural equipment manufacturers. Over the past couple of years, prices of agricultural products, particularly wheat, corn, and other grains, have risen worldwide and spurred increased planting by farmers across most regions. Other stocks in the portfolio that appreciated thanks to this trend were Agrium, Inc. of Canada and Incitec Pivot of Australia, both of which make fertilizers to improve crop yields. Agrium outperformed the benchmark by a wide margin in the period. Incitec approximately doubled in price during the period, and we sold the position when it reached what we considered full valuation, to deploy the proceeds in other stocks that we considered undervalued.

We also saw strong results from select holdings in the technology sector. Cognos, a Canadian maker of business intelligence software, was acquired by IBM. Capcom, a Japanese developer of games for Sony, Nintendo, and Microsoft game consoles, achieved strong earnings because of robust holiday sales.

Joe, what were some of the underperformers?

The largest negative contributor was Northern Rock, a mortgage company in the United Kingdom. Its business model relied on securitizing mortgage loans and selling these securities in the credit markets. Last summer, as the U.S. subprime mortgage crisis worsened, no institutions wanted to buy newly securitized mortgages, and Northern Rock could no longer fund new business. We sold the stock during the period at a loss to the fund. The silver lining was that we still obtained a better price than the stock’s current value. The story also demonstrates the advantage of a diversified mutual fund, since Northern Rock represented less than 1% of the fund’s net assets when it foundered.

Also, the fund’s position in Tandberg, a Norwegian company that makes equipment for videoconferencing, lagged the index. It declined on expectations that a weak economy would hurt company revenues. However, our research indicated that the long-term trends underlying growth in videoconferencing are not diminished by the possibility of a U.S. recession. Executing our disciplined process, we added to the stock while its price was weak.

To wrap up, Joe, what is your team’s outlook for international small- and mid-cap stocks in 2008?

Keep in mind, we neither make nor rely on market or economic forecasts in positioning the portfolio. We view the world from the vantage point of our fundamental and quantitative analysis of stocks and sectors across international markets. When we analyze these opportunities and risks, we see little has changed in market conditions. As mentioned above, we moved some money from Japan to France and Germany. In terms of sectors, we believe consumer discretionary stocks have become somewhat more attractively valued, and we have added to positions there. However, the valuation advantages we saw in the portfolio’s

I N  T H E  N E W S

The subprime mortgage financial crisis started with the downturn in the U.S. housing market during the fall of 2006 and became a global financial crisis by July 2007. Lax mortgage-lending practices in 2005 and 2006 resulted in rising debt loads for borrowers with weak credit histories. This situation was sustainable when mortgage rates were extremely low and home prices were rising, but when these conditions reversed course, delinquencies and foreclosures began to spike. Many homeowners were unable or unwilling to meet financial commitments, and many lenders were left without a means to recoup their losses. As this report was being prepared, the problem continued to take its toll on markets around the world, most recently with the announced acquisition of Bear Stearns Cos. by JPMorgan Chase & Co. In past economic cycles, defaults would have been limited, but the repackaging, securitization, and wide-scale distribution of subprime mortgage debt by U.S. investment banks enabled the mortgage crisis to take on global proportions.

holdings at the beginning of the period have generally remained intact, so the portfolio’s positioning remains largely the same. This reflects the discipline of our research and trading methods, and demonstrates that we try to make sure our decisions are not swayed by short-term market movements. We believe this is the right approach to pursuing long-term capital appreciation for shareholders.

Joe and Randy, thanks for sharing your thoughts today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 2/29/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	14.95%	14.39%	14.08%	14.08%	14.09%	14.09%	14.37%	14.03%	14.68%	15.14%

10 years	252.40	232.22	226.59	226.59	227.02	227.02	235.14	223.31	244.54	259.56
Annual average	13.42	12.76	12.56	12.56	12.58	12.58	12.86	12.45	13.17	13.65

5 years	216.57	198.26	205.10	203.10	204.91	204.91	208.85	197.96	213.51	220.78
Annual average	25.92	24.43	24.99	24.83	24.98	24.98	25.30	24.40	25.68	26.25

3 years	50.97	42.27	47.55	44.55	47.56	47.56	48.67	43.46	49.87	52.12
Annual average	14.72	12.47	13.84	13.07	13.85	13.85	14.13	12.78	14.44	15.01

1 year	–1.61	–7.27	–2.37	–7.07	-2.36	–3.30	–2.14	–5.57	–1.87	–1.37

6 months	–9.17	–14.38	–9.52	–13.87	-9.53	–10.40	–9.40	–12.58	–9.28	–9.06

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns

For periods ended 2/29/08

	S&P/Citigroup World	Lipper International
	Ex-U.S. Extended	Small/Mid-Cap Core
	Markets Index (EMI)	Funds category average*

Annual average
(life of fund)	9.36%	11.72%

10 years	173.33	288.12
Annual average	10.58	13.78

5 years	227.76	195.42
Annual average	26.80	24.02

3 years	50.29	44.63
Annual average	14.55	12.90

1 year	–1.86	–2.92

6 months	–7.30	–9.54

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/29/08, there were 70, 61, 52, 49, 22, and 7 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 2/29/08

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$1.500		$1.118	$1.226	$1.283		$1.490	$1.594

Capital gains

Long-term	0.308		0.308	0.308	0.308		0.308	0.308

Short-term	—		—	—	—		—	—

Total	$1.808		$1.426	$1.534	$1.591		$1.798	$1.902

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
8/31/07	$41.54	$44.07†	$40.45	$40.96	$40.97	$42.46†	$41.17	$41.69

2/29/08	35.99	38.19	35.23	35.58	35.59	36.88	35.62	36.08

* The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

† Reflects an increase in sales charges that took effect on 1/2/08.

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	14.80%	14.24%	13.94%	13.94%	13.94%	13.94%	14.22%	13.89%	14.54%	14.99%

10 years	225.30	206.66	201.36	201.36	202.00	202.00	209.42	198.61	218.07	231.99
Annual average	12.52	11.86	11.66	11.66	11.69	11.69	11.96	11.56	12.27	12.75

5 years	220.21	201.88	208.26	206.26	208.37	208.37	212.36	201.41	216.85	224.31
Annual average	26.21	24.73	25.25	25.09	25.26	25.26	25.58	24.69	25.94	26.53

3 years	54.85	45.96	51.35	48.35	51.41	51.41	52.50	47.17	53.74	56.02
Annual average	15.69	13.43	14.81	14.05	14.83	14.83	15.10	13.75	15.42	15.98

1 year	–4.73	–10.21	–5.46	–10.01	–5.44	–6.34	–5.22	–8.53	–4.94	–4.48

6 months	–13.75	–18.71	–14.09	–18.22	–14.07	–14.89	–13.97	–16.99	–13.83	–13.63

Fund’s annual operating expenses

For the fiscal year ended 8/31/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	1.49%	2.24%	2.24%	1.99%	1.74%	1.24%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International Capital Opportunities Fund from September 1, 2007, to February 29, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.83	$ 10.37	$ 10.37	$ 9.19	$ 8.01	$ 5.65

Ending value (after expenses)	$908.30	$904.80	$904.70	$906.00	$907.20	$909.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 29, 2008, use the calculation method below. To find the value of your investment on September 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.22	$ 10.97	$ 10.97	$ 9.72	$ 8.47	$ 5.97

Ending value (after expenses)	$1,017.70	$1,013.97	$1,013.97	$1,015.22	$1,016.46	$1,018.95

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.44%	2.19%	2.19%	1.94%	1.69%	1.19%

Average annualized expense
ratio for Lipper peer group*	1.61%	2.36%	2.36%	2.11%	1.86%	1.36%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/07.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam International Capital
Opportunities Fund	37%	45%	64%	68%	93%

Lipper International Small/Mid-Cap
Core Funds category average	68%	63%	60%	58%	60%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on August 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam International Small- and Mid-Cap Core Team. Joseph Joseph is the Portfolio Leader. Randy Farina, John Ferry, and Franz Valencia are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam International Small- and Mid-Cap Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 29, 2008 and February 28, 2007.

Trustee and Putnam employee fund ownership

As of February 29, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 1,069,000	$ 88,000,000

Putnam employees	$29,071,000	$672,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Joseph Joseph is also a Portfolio Leader of Putnam Capital Opportunities Fund and a Portfolio Member of Putnam Capital Appreciation Fund.

Randy Farina, John Ferry, and Franz Valencia are also Portfolio Members of Putnam Capital Opportunities Fund.

Joseph Joseph, Randy Farina, John Ferry, and Franz Valencia may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the reporting period ended February 29, 2008, Karan Sodhi left your fund’s management team.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

S&P/Citigroup World Ex-U.S. Extended Market Index (EMI) is an unmanaged index of small-cap stocks from developed countries, excluding the United States.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2007. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 37th percentile in management fees and in the 42nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International Small/Mid-Cap Core Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

12th	28th	76th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 49, 47, and 32 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper International Small/Mid-Cap Core Funds category for the one-, five-, and ten-year periods ended March 31, 2008, were 26%, 25%, and 50%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2008, the fund ranked 15th out of 57, 12th out of 48, and 11th out of 21 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

The Trustees noted the disappointing performance for your fund for the five-year period ended March 31, 2007. In this regard, the Trustees considered that Putnam Management had made changes to the fund’s investment team that it believed would strengthen the investment process by focusing on a blend of quantitative techniques and fundamental analysis.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 2/29/08 (Unaudited)

COMMON STOCKS (98.2%)*

	Shares	Value

Australia (2.4%)
Adelaide Brighton, Ltd.	1,331,423	$4,350,003
ARC Energy, Ltd. †	712,248	668,103
Caltex Australia, Ltd.	183,212	2,493,514
Challenger Financial Services Group, Ltd.	30,669	61,164
Flight Centre, Ltd.	438,398	10,959,736
Gloucester Coal, Ltd.	115,291	830,461
Just Group, Ltd.	429,890	1,382,684
Kagara Zinc, Ltd.	106,275	505,722
Kingsgate Consolidated, Ltd. †	123,019	440,779
MacArthur Coal, Ltd.	125,000	1,370,774
Perilya, Ltd.	1,584,850	2,358,549
Sally Malay Mining, Ltd.	223,070	1,011,218
Sunland Group, Ltd.	331,514	1,053,882
Tap Oil, Ltd. †	450,945	759,676
Tower Australia Group, Ltd.	674,774	1,466,992
Virgin Blue Holdings, Ltd.	487,796	603,446
Wotif.com Holdings, Ltd.	1,529,068	6,126,097
Zinifex, Ltd.	1,084,621	10,938,396
		47,381,196

Austria (0.5%)
Andritz AG	166,204	9,279,464
Bank Austria Creditanstalt AG	471	100,088
		9,379,552

Belgium (1.8%)
CFE (CIE Francois D’enter)	4,163	383,016
Cumerio (S)	263,961	12,031,205
Euronav NV	153,580	5,946,976
EVS Broadcast Equipment SA	13,486	1,383,201
Gimv NV	43,887	3,104,846
Mobistar SA	93,662	7,984,698
Omega Pharma SA	65,494	3,096,025
VAN DE Velde	7,258	354,109
		34,284,076

Bermuda (1.3%)
Aspen Insurance Holdings, Ltd.	261,514	7,568,215
Axis Capital Holdings, Ltd.	308,162	11,361,933
Hiscox, Ltd.	1,227,310	6,697,888
		25,628,036

Brazil (—%)
Gerdau SA (Preference)	22,413	732,562

COMMON STOCKS (98.2%)* continued

	Shares	Value

Canada (11.4%)
Agrium, Inc.	161,093	$11,939,371
Baytex Energy Trust	98,000	2,116,952
Biovail Corp.	611,800	8,696,425
Breakwater Resources, Ltd. †	1,141,500	1,626,068
Calvalley Petroleums, Inc. Class A †	113,900	578,308
Canaccord Capital, Inc.	368,152	4,176,735
Canadian Western Bank	173,100	4,914,011
Canam Group, Inc.	33,100	353,632
Centerra Gold, Inc. †	246,800	3,696,475
CGI Group, Inc. †	536,000	5,944,648
Corus Entertainment, Inc. Class B	40,858	838,113
Dundee Corp. Class A †	9,300	145,159
Ensign Energy Services, Inc.	500,000	9,320,309
Gerdau Ameristeel Corp.	578,300	8,573,292
Home Capital Group, Inc.	145,000	5,900,031
Imperial Metals Corp. †	92,500	1,008,013
Inmet Mining Corp.	299,546	25,980,160
InnVest Real Estate Investment Trust (R)	35,400	333,181
International Forest Products Class A †	201,600	1,025,641
Kingsway Financial Services, Inc.	28,900	383,745
Laurentian Bank of Canada	55,800	2,281,282
Leon’s Furniture, Ltd.	72,500	880,800
Linamar Corp.	173,800	2,475,783
Lundin Mining Corp. †	12,966	110,952
Major Drilling Group International †	2,400	139,194
Martinrea International, Inc. †	22,000	195,869
Melcor Developments, Ltd.	184,000	3,373,708
Methanex Corp.	818,636	23,697,796
Norbord, Inc.	657,016	3,864,014
Northbridge Financial Corp.	202,200	7,311,954
Northgate Minerals Corp. †	2,003,400	6,237,692
NuVista Energy, Ltd. †	25,000	418,956
Peyto Energy Trust units	21,300	429,988
Saskatchewan Wheat Pool, Inc. †	612,800	7,987,350
ShawCor, Ltd.	103,100	3,268,820
Sino-Forest Corp. †	185,900	3,590,132
SNC-Lavalin Group, Inc.	240,334	10,520,115
Stantec, Inc. †	82,800	2,721,245
Taseko Mines, Ltd. † (S)	715,400	3,834,544
Teck Cominco, Ltd. Class B	507,879	20,293,456
Transat A.T., Inc. Class A	41,640	1,186,325
Transat A.T., Inc. Class B	274,900	7,622,126
Transglobe Energy Corp. †	65,800	361,538
Trican Well Service, Ltd.	282,600	4,948,663
TSX Group, Inc.	6,300	283,846
West Fraser Timber Co., Ltd.	84,000	2,735,897
Yamana Gold, Inc.	20,416	367,895
Zargon Energy Trust	94,300	2,222,210
		220,912,419

COMMON STOCKS (98.2%)* continued

	Shares	Value

Cayman Islands (0.1%)
United America Indemnity, Ltd. Class A †	122,700	$2,301,852

Denmark (1.9%)
Alm Brand A/S †	54,625	3,065,872
Biomar A/S	46,920	1,734,764
Coloplast A/S Class B	60,450	5,073,203
D/S Norden	55,055	6,003,069
Dampskibsselskabet Torm A/S	167,300	5,059,077
East Asiatic Co., Ltd. A/S	177,759	13,907,764
IC Companys A/S	13,875	561,830
Solar Holdings A/S Class B	8,800	803,572
Sydbank A/S	4,800	173,842
		36,382,993

Finland (1.1%)
Jaakko Poyry Group OYJ	162,374	3,992,086
Olvi Oyj Class A	1,316	47,899
Ramirent OYJ	167,928	2,923,981
Rautaruukki OYJ	309,773	13,577,245
		20,541,211

France (5.8%)
Affine SA	10,166	547,271
Air France-KLM	361,697	9,735,788
Beneteau SA	8,733	219,428
BioMerieux	4,079	465,347
Bonduelle SCA	12,114	1,455,910
Bongrain SA	25,598	2,816,921
Camaieu	3,818	1,535,200
Cap Gemini SA	126,626	6,956,606
Ciments Francais Class A	50,472	7,960,915
CNP Assurances	105,188	11,578,202
Compagnie Generale de Geophysique-Veritas SA †	19,903	4,881,013
Compagnie Plastic-Omnium SA	20,773	931,497
Dassault Systemes SA	3,307	180,059
Delachaux SA	11,215	901,416
Etam Developpement SA	7,357	259,111
Faiveley SA	45,129	2,524,205
Flo Groupe	33,978	363,003
GL Events	9,422	470,728
Iliad SA	75,119	6,964,054
Kaufman & Broad SA	77,892	3,318,803
LDC	800	81,277
LVL Medical Groupe SA †	12,775	355,873
Neopost SA	13,441	1,392,566
Norbert Dentressangle	7,386	620,557
Publicis Group SA	20,268	735,093
Sa des Ciments Vicat	36,307	2,917,018
Societe BIC SA	14,965	947,623

COMMON STOCKS (98.2%)* continued

	Shares	Value

France continued
Sopra Group SA	6,868	$476,152
Technip SA	81,400	6,621,387
Thales SA	257,062	15,785,215
Valeo SA	62,060	2,346,869
Vallourec SA	74,837	15,524,024
		111,869,131

Germany (2.3%)
Altana AG	5,553	127,925
Arques Industries AG	20,746	435,635
Bechtle AG	14,257	424,123
Continental AG	94,174	9,186,122
Deutsche Beteiligungs AG	22,965	687,723
Deutsche Boerse AG	7,727	1,207,495
Deutsche Lufthansa AG	230,694	5,361,794
ElringKlinger AG	11,075	1,177,123
Freenet AG	19,591	377,193
Fuchs Petrolub AG (Preference)	16,750	1,353,093
Gildemeister AG	384,658	8,957,227
Hypo Real Estate Holding	5,144	145,079
IKB Deutsche Industriebank AG † (S)	56,900	482,184
KWS Saat AG	35,621	7,817,288
Leoni AG	25,896	1,086,625
MAN AG (Preference)	202	26,473
Norddeutsche Affinerie AG	12,216	488,086
Rhoen Klinikum AG	175,701	5,030,210
Wincor Nixdorf AG	2,115	168,739
		44,540,137

Greece (0.8%)
Alfa-Beta Vassilopoulos SA	14,500	820,419
Attica Holdings SA	229,380	1,916,499
Babis Vovos International Construction SA †	146,351	4,501,153
Heracles General Cement Co.	78,754	1,970,849
Lamda Development SA	385,675	5,649,719
Sidenor SA	67,993	1,108,821
Titan Cement Co. SA	8,280	356,674
		16,324,134

Guernsey (0.5%)
Amdocs, Ltd. †	334,475	10,368,725

Hong Kong (2.1%)
ASM Pacific Technology	22,500	149,411
Beijing Enterprises Holdings, Ltd.	170,000	705,587
Chaoda Modern Agriculture	7,675,175	8,699,176
CNPC Hong Kong, Ltd.	6,160,000	3,404,964
Dah Sing Banking Group, Ltd.	195,600	338,901
Dah Sing Financial Group	37,200	272,765
Hang Lung Group, Ltd.	60,000	273,913

COMMON STOCKS (98.2%)* continued

	Shares	Value

Hong Kong continued
Industrial & Commercial Bank of China	1,828,000	$3,956,960
Minmetals Resources, Ltd.	1,104,000	500,654
Orient Overseas International, Ltd.	1,401,660	8,232,470
SmarTone Telecommunications Holdings, Ltd.	1,693,500	1,593,477
Sun Hung Kai & Co., Ltd.	87,000	84,327
Truly International Holdings	434,000	649,070
VTech Holdings, Ltd.	735,000	3,645,761
Wheelock and Co., Ltd.	830,000	2,426,846
Wing Lung Bank	457,200	5,642,484
		40,576,766

India (0.3%)
Canara Bank	210,386	1,430,739
Satyam Computer Services., Ltd.	25,643	273,902
Tata Iron & Steel Co., Ltd.	229,161	4,536,396
		6,241,037

Ireland (1.3%)
DCC PLC	71,852	1,812,665
Dragon Oil PLC †	939,487	8,435,395
FBD Holdings PLC	59,067	2,598,614
Kerry Group PLC Class A	156,676	4,928,120
Paddy Power PLC	250,234	8,002,483
		25,777,277

Italy (3.6%)
Azimut Holding SpA	40,478	465,046
Banco di Desio e della Brianza SpA	287,289	2,940,289
Compagnie Industriali Riunite (CIR) SpA	2,851,806	8,763,085
Credito Emiliano SpA	35,248	452,905
Cremonini SpA	367,615	1,347,066
Danieli & Co. SpA	280,744	8,068,706
Ergo Previdenza SpA	223,664	1,363,479
Fondiaria-Sai SpA	3,922	119,236
Italcementi SpA	35,578	722,895
Merloni Electtrodomestici SpA	651,474	8,114,536
Milano Assicurazioni SpA	1,518,000	9,935,191
Pirelli & C Real Estate SpA	4,169	161,367
Premafin Finanziaria SpA	376,500	909,744
Recordati SpA	503,370	3,956,437
Sai-Soc Assicuratrice Industriale SpA (SAI)	277,450	12,282,583
Societa Iniziative Autostradali e Servizi SpA	126,738	1,805,169
Unipol SpA	3,147,500	8,856,110
		70,263,844

Japan (20.0%)
ABC-Mart, Inc.	129,200	2,562,732
ADEKA Corp.	28,800	288,219
Aeon Fantasy Co., Ltd.	148,300	2,068,064

COMMON STOCKS (98.2%)* continued

	Shares	Value

Japan continued
Aica Kogyo Co., Ltd.	15,000	$136,044
Airport Facilities Co., Ltd.	166,900	1,179,787
Aisan Industry Co., Ltd.	36,000	376,781
Alpine Electronics, Inc.	53,200	621,610
Aplus Co., Ltd. †	117,500	101,908
Ardepro Co., Ltd.	5,093	721,214
Asahi Industries Co., Ltd.	112	143,774
Asahi Soft Drinks Co., Ltd. (S)	119,500	2,398,383
ASKUL Corp. (S)	152,900	3,157,275
Axell Corp.	46	152,292
BML, Inc.	116,500	2,042,789
Brother Industries, Ltd.	1,136,000	12,041,766
Canon Electronics, Inc.	78,000	1,750,602
Canon Sales Co., Inc.	27,700	488,890
Capcom Co., Ltd.	544,700	14,919,547
Century Leasing System, Inc.	231,900	1,918,419
Chiyoda Co., Ltd.	80,500	1,166,991
Chiyoda Integre Co., Ltd.	41,500	699,518
Cleanup Corp.	36,100	192,465
COMSYS Holdings Corp.	812,000	6,576,402
Daihen Corp.	79,000	285,574
Daiichi Sankyo Co., Ltd.	418,800	13,019,042
Daiichikosho Co., Ltd.	147,300	1,448,536
Daishinku Corp.	141,000	627,997
Daiwa Industries, Ltd.	531,000	2,449,243
Don Quijote Co., Ltd.	46,000	739,402
Doutor Nichires Holdings Co., Ltd.	286,100	5,115,206
Eighteenth Bank, Ltd. (The)	48,000	170,904
ESPEC Corp.	21,600	191,395
Exedy Corp.	43,100	1,289,685
FamilyMart Co., Ltd.	10,000	296,353
Fancl Corp.	29,100	381,670
FCC Co., Ltd.	203,700	2,761,255
Foster Electric Co., Ltd.	219,600	5,432,435
Fuji Machine Manufacturing Co., Ltd.	101,700	2,205,374
Future System Consulting Corp.	1,423	749,902
Fuyo General Lease Co., Ltd.	171,210	5,090,727
Goldcrest Co., Ltd.	12,500	336,509
H.I.S. Co., Ltd.	47,000	785,688
Hachijuni Bank, Ltd. (The)	34,000	223,328
Hakudo Co., Ltd.	27,000	368,855
Happinet Corp.	3,000	38,453
Heiwado Co., Ltd.	20,000	308,558
Higashi-Nippon Bank, Ltd. (The)	7,000	24,144
Hirose Electric Co., Ltd.	1,200	127,230
Hisamitsu Pharmaceutical Co., Inc.	371,900	11,918,176
Hitachi Construction Machinery Co., Ltd.	12,400	336,612
Hogy Medical Co., Ltd.	7,600	358,552
Hokuetsu Bank, Ltd. (The)	548,000	1,249,467

COMMON STOCKS (98.2%)* continued

	Shares	Value

Japan continued
Hosiden, Corp.	25,400	$435,063
Ichiyoshi Securities Co., Ltd.	20,400	211,440
Icom, Inc.	35,100	911,416
Inui Steamship Co., Ltd.	27,900	415,714
Izumi Co., Ltd. ##	89,000	1,273,123
Japan Aviation Electronics Industry, Ltd.	240,000	2,497,609
Japan Business Computer Co., Ltd.	13,900	104,990
JFE Shoji Holdings, Inc.	37,000	239,775
Joint Corp.	59,900	775,106
Juki Corp.	74,000	325,747
Juroku Bank, Ltd. (The)	24,000	124,379
Kaken Pharmaceutical Co., Ltd.	35,000	278,595
Kaneka Corp.	54,000	374,228
Kansai Paint Co., Ltd.	46,000	329,745
Kayaba Industry Co., Ltd.	179,000	730,207
Keihin Corp.	578,800	9,324,752
Keiyo Bank, Ltd. (The)	32,000	179,535
Kenedix, Inc.	398	523,331
Kenwood Corp.	1,944,000	2,097,279
Kimoto Co., Ltd.	79,100	880,613
Kintetsu World Express, Inc.	87,800	2,045,140
KK DaVinci Advisors †	11,372	9,546,331
Koa Corp.	112,900	723,475
Kobayashi Pharmaceutical Co., Ltd.	18,500	726,948
Kumagai Gumi Co., Ltd.	842,000	905,962
Kyowa Exeo Corp.	830,000	5,717,965
Lasertec Corp.	111,600	1,868,936
Lawson, Inc.	216,200	8,269,044
Lintec Corp.	16,000	242,205
Maeda Road Construction Co., Ltd.	377,000	3,087,005
Mars Engineering Corp. (S)	25,900	410,508
Meiko Network Japan Co., Ltd.	105,300	553,163
Mikuni Coca-Cola Bottling Co., Ltd.	37,500	426,842
Mochida Pharmaceutical Co., Ltd	483,000	4,718,832
Moshi Moshi Hotline, Inc.	73,300	1,998,807
NGK Spark Plug Co., Ltd.	269,000	4,229,047
Nifco, Inc.	191,400	4,105,781
Nihon Kohden Corp.	89,000	1,790,358
Nikkiso Co., Ltd.	156,000	1,014,533
Nippon Kanzai Co., Ltd.	35,000	878,540
Nippon Seiki Co., Ltd.	50,100	761,537
Nippon Seisen Co., Ltd.	419,000	1,578,060
Nippon Shinyaku Co., Ltd.	99,000	995,385
Nippon Thompson Co., Ltd.	128,000	770,078
Nissin Kogyo Co., Ltd.	575,600	10,124,597
Nitta Corp.	20,500	316,240
Nittetsu Mining Co., Ltd.	334,000	2,198,764
Nitto Kohki Co., Ltd.	37,700	827,327
Noritake Co., Ltd.	93,000	384,735

COMMON STOCKS (98.2%)* continued

	Shares	Value

Japan continued
Noritsu Koki Co., Ltd.	48,300	$904,809
Okinawa Cellular Telephone Co.	50	84,414
Okinawa Electric Power Co., Inc. (The)	11,600	460,520
Ono Pharmaceutical Co., Ltd.	156,600	7,848,968
Onward Kashiyama Co., Ltd.	692,000	6,736,523
Osaka Steel Co., Ltd.	49,000	666,712
Otsuka Kagu, Ltd.	28,800	349,457
Pacific Metals Co., Ltd.	1,064,000	12,767,154
Pal Co., Ltd.	7,300	110,049
Point, Inc.	214,700	7,842,010
RECRM RESEARCH Co., Ltd.	3,449	2,680,596
Ricoh Leasing Co., Ltd.	207,700	4,699,573
Risa Partners, Inc.	193	377,170
Riso Kagaku Corp.	36,200	530,510
Roland DG Corp.	10,600	337,007
Saizeriya Co., Ltd.	34,200	330,856
Sanei-International Co., Ltd.	21,500	315,910
Sankyo Co., Ltd.	262,500	14,016,741
Santen Pharmaceutical Co., Ltd.	524,600	13,314,084
Sasebo Heavy Industries Co., Ltd.	124,000	493,142
Seikagaku Corp.	126,600	1,341,165
Shimano, Inc.	134,500	5,616,784
Shin-Estu Polymer Co., Ltd.	50,300	318,405
Shinkawa, Ltd.	70,500	933,159
Shinko Shoji Co., Ltd.	120,600	1,226,511
Shinwa Co., Ltd.	13,299	210,309
Shizuoka Gas Co., Ltd.	468,000	2,460,893
Showa Corp.	74,000	656,801
Sinanen Co., Ltd.	70,000	281,783
SMK Corp.	92,000	541,453
SNT Corp.	130,700	798,428
Stanley Electric Co., Ltd.	547,100	11,579,410
Star Micronics Co., Ltd.	28,000	446,023
Sugi Pharmacy Co., Ltd.	256,000	6,861,282
Sumitomo Light Metal Industries, Ltd.	393,000	529,340
Sumitomo Real Estate Sales Co., Ltd.	3,200	133,813
Suruga Bank, Ltd. (The)	23,000	254,695
Tachi-S Co., Ltd.	54,600	484,984
Taiyo Ink Manufacturing Co., Ltd.	98,900	2,383,654
Tamron Co., Ltd.	68,300	1,617,287
Tanabe Seiyaku Co., Ltd.	599,000	6,868,340
Toa Corp.	115,000	950,307
Toho Pharmaceutical Co., Ltd.	44,900	985,105
Tokai Rika Co., Ltd.	363,200	10,434,387
Tokai Rubber Industries, Inc.	113,000	1,775,081
Tokai Tokyo Securities Co., Ltd.	1,854,000	7,695,446
Token Corp.	31,380	1,107,060
Tokyo Steel Manufacturing Co., Ltd.	45,800	547,731
Tokyu Livable, Inc.	13,200	115,641

COMMON STOCKS (98.2%)* continued

	Shares	Value

Japan continued
Toppan Forms Co., Ltd.	47,300	$504,179
Toshiba TEC Corp.	1,054,000	6,605,639
Toyo Engineering Corp.	111,000	510,069
Toyo Securities Co., Ltd.	353,000	1,328,080
Toyo Suisan Kaisha, Ltd.	200,000	3,251,826
Trend Micro, Inc.	4,000	137,268
Urban Corp.	780,300	5,053,273
Wacom Co., Ltd.	335	765,569
WATAMI Co., Ltd.	22,200	342,705
Yamato Kogyo Co., Ltd.	309,300	12,966,874
Yamazen Corp.	246,000	921,365
Yoshimoto Kogyo Co., Ltd.	51,000	628,737
Yoshinoya Holdings Co., Ltd.	487	812,837
Yusen Air & Sea Service Co., Ltd.	21,400	311,715
Zenrin Co., Ltd.	27,700	668,109
Zuken, Inc.	38,500	354,912
		386,469,175

Liechtenstein (0.1%)
Liechtenstein Landesbank	8,268	610,393
Verwalt & Privat-Bank AG	2,441	463,559
		1,073,952

Luxembourg (0.4%)
Oriflame Cosmetics SA SDR	128,850	8,603,984

Malaysia (0.1%)
Tanjong PLC	390,000	1,941,192

Netherlands (2.4%)
Arcadis NV	128,004	7,851,889
Beter BED Holdings NV	123,224	2,872,850
Corio NV	4,763	441,662
Eurocommercial Properties NV CVA (Commanditaire
Vennootschap op Aandelen) (R)	6,596	364,754
Exact Holding NV	11,977	491,794
Hunter Douglas NV	147,852	8,589,055
Koninklijke Boskalis Westminster NV	140,941	7,792,286
Koninklijke DSM NV	19,666	864,867
Macintosh Retail Group NV	59,015	1,640,310
SNS Reaal	387,471	8,168,496
Wavin NV	556,813	6,406,364
		45,484,327

New Zealand (0.6%)
Contact Energy, Ltd.	640,303	4,023,067
Fletcher Building, Ltd.	997,635	7,586,210
		11,609,277

COMMON STOCKS (98.2%)* continued

	Shares	Value

Norway (2.4%)
ABG Sundal Collier ASA	903,000	$1,897,388
Acta Holding ASA (S)	1,169,600	4,028,072
Aker Yards AS	242,710	2,173,210
EDB Business Partner ASA	155,600	1,044,416
Kongsberg Gruppen AS	7,240	470,140
Petroleum Geo-Services ASA	281,400	6,752,134
Solstad Offshore ASA	14,300	394,369
Sparebank 1 SR Bank	711,632	7,949,639
Sparebanken Midt-Norge	168,302	1,941,461
Sparebanken Nord-Norge	35,765	804,328
Tandberg ASA	431,310	6,351,148
TGS Nopec Geophysical Co. ASA †	650,900	9,619,127
Veidekke ASA	373,000	3,337,454
		46,762,886

Papua New Guinea (0.2%)
Oil Search, Ltd.	1,230,332	4,811,328

Portugal (0.2%)
Grupo Soares da Costa, SGPS, SA †	141,742	340,764
Jeronimo Martins, SGPS, SA	388,565	2,854,470
		3,195,234

Singapore (2.3%)
Ascendas Real Estate Investment Trust (R)	109,000	172,077
ComfortDelgro Corp., Ltd.	4,383,000	4,868,113
Datacraft Asia, Ltd.	1,576,000	1,745,012
Guocoland, Ltd.	45,000	134,207
Ho Bee Investment, Ltd.	9,224,000	7,938,546
Hong Leong Asia, Ltd.	597,000	1,262,528
Jaya Holdings, Ltd.	316,000	295,874
Kim Eng Holdings, Ltd.	1,918,000	3,005,621
KS Energy Services, Ltd.	432,000	708,982
Marco Polo Developments, Ltd.	190,000	255,140
MobileOne Asia, Ltd.	2,283,500	3,260,758
Neptune Orient Lines, Ltd.	3,799,000	8,308,640
Rotary Engineering, Ltd.	938,000	616,881
SembCorp Industries, Ltd.	211,820	711,308
Singapore Maritime, Ltd.	260,000	325,217
Unisteel Technology, Ltd.	1,182,500	1,176,173
Wing Tai Holdings, Ltd.	6,105,000	9,191,255
		43,976,332

South Korea (3.3%)
Amorepacific Corp.	338	48,950
Binggrae Co., Ltd.	101,690	3,667,047
Cheil Communications, Inc.	23,566	6,573,873
Daeduck Electronics Co.	47,570	238,714
Daegu Bank	29,890	410,340
Daewoong Pharmaceutical Co., Ltd.	3,150	332,881

COMMON STOCKS (98.2%)* continued

	Shares	Value

South Korea continued
Dong Wha Pharmaceutical Industrial Co., Ltd.	3,460	$185,178
Halla Climate Control	3,320	27,803
Hanjin Shipping	9,550	361,873
Honam Petrochemical, Corp. †	108,347	10,540,594
Hyundai Heavy Industries Co., Ltd.	7,680	3,040,514
Hyundai Marine & Fire Insurance Co.	49,960	1,118,158
Hyundai Mipo Dockyard	1,642	461,493
Hyundai Steel Co.	138,010	10,700,415
Jeonbuk Bank	19,544	167,066
Korea Investment Holdings Co., Ltd.	3,680	199,744
Kwang Dong Pharmaceutical Co., Ltd.	324,360	1,386,807
LG Chemical, Ltd.	154,587	12,911,744
LG Home Shopping, Inc.	47,556	2,875,712
LG Telecom, Ltd.	25,999	220,502
LS Industrial Systems Co., Ltd.	85,900	5,018,545
NHN Corp. †	1,250	277,777
Pusan Bank	22,520	298,325
Samsung Heavy Industries Co., Ltd.	75,290	2,503,991
		63,568,046

Spain (2.2%)
Acerinox SA	20,045	502,816
Bolsas y Mercados Espanoles	11,553	576,665
Campofrio Alimentacion SA †	26,613	396,043
Cia de Distribucion Integral Logista SA	111,889	8,910,273
Dinamia †	75,539	2,611,422
Duro Felguera SA	269,449	3,133,054
Fomento de Construcciones y Contratas SA	28,811	1,738,501
Gestevision Telecinco SA	552,352	11,756,176
Grupo Empresarial Ence SA	341,114	2,941,175
Iberia Lineas Aereas de Espana SA	104,145	374,715
Indra Sistemas SA Class A	10,822	300,025
Tubos Reunidos SA	976,635	6,029,712
Uralita SA	96,368	775,472
Viscofan SA	110,998	2,373,656
		42,419,705

Sweden (2.8%)
AddTech AB Class B	57,300	1,272,459
Axis Communications AB	71,400	1,294,042
Boss Media AB	305,000	1,239,598
Carnegie AB	16,200	277,236
Intrum Justita AB	263,000	4,217,804
JM AB	405,316	8,641,320
KappAhl Holding AB †	713,300	6,134,265
Munters AB	33,350	332,428
Peab AB	1,079,300	10,671,961
Seco Tools AB Class B	606,500	10,798,772
Skanska AB Class B	63,345	1,220,726

COMMON STOCKS (98.2%)* continued

	Shares	Value

Sweden continued
SKF AB Class B	147,886	$2,717,194
Ssab Svenskt Stal AB Class A	8,000	223,381
Ssab Svenskt Stal AB Class B	149,400	3,790,379
Swedish Match AB	48,536	1,133,160
		53,964,725

Switzerland (5.7%)
Actelion NV †	342,549	17,876,104
Addax Petroleum Corp.	280,900	12,861,722
Baloise Holding AG Class R	141,851	12,789,242
Banque Cantonale Vaudoise (BCV)	25,867	13,379,877
Bell Holding AG	291	529,644
Bellevue Group AG	17,726	1,307,176
Charles Voegele Holding AG †	35,877	3,203,655
Daetwyler Holding AG	1,200	85,699
Forbo Holding AG † (S)	13,998	7,000,833
Geberit International AG	63,552	9,333,979
George Fischer AG †	15,947	7,978,620
Helvetia Patria Holding	23,132	8,776,783
Huber & Suhner AG	34,608	1,708,953
Kuehne & Nagel International AG	6,357	616,523
Logitech International SA †	253,572	6,467,235
Motor Columbus, Ltd. †	865	529,104
Rieter Holding AG	945	382,003
Schulthess Group (S)	6,886	514,432
Swisslog Holding AG †	315,149	349,029
Tecan Group AG	57,927	3,320,657
Vontobel Holding AG	35,050	1,241,032
Zehnder Group AG Class B	765	1,011,840
		111,264,142

Taiwan (2.7%)
Altek Corp.	260,036	358,863
Compal Electronics, Inc.	7,502,325	6,756,883
Faraday Technology Corp.	69,972	140,684
Greatek Electronics, Inc.	7,556,766	9,590,264
Hung Poo Real Estate Development Corp.	937,280	1,515,239
Micro-Star International Co., Ltd.	3,433,024	2,714,516
Novatek Microelectronics Corp., Ltd.	28,673	101,656
President Chain Store Corp.	1,342,000	4,564,630
Quanta Storage, Inc.	1,458,121	1,904,306
Sincere Navigation	2,948,200	5,901,977
U-Ming Marine Transport Corp.	6,878,000	18,370,887
		51,919,905

United Kingdom (15.6%)
888 Holdings PLC	1,151,549	3,194,408
Aberdeen Asset Management PLC	96,246	254,538
Alexon Group PLC	370,831	724,585

COMMON STOCKS (98.2%)* continued

	Shares	Value

United Kingdom continued
Amlin PLC	2,126,392	$11,643,560
Antofagasta PLC	1,613,110	25,672,427
Ashmore Group PLC	115,333	602,522
Atkins (WS) PLC	16,941	370,464
Aveva Group PLC	331,613	6,489,847
Beazley Group PLC	7,532	24,168
Berkeley Group Holdings PLC †	645,227	13,264,728
Bespak PLC	276,171	3,140,960
BlueBay Asset Management (S)	127,909	759,091
Bradford & Bingley PLC (S)	62,464	274,648
Brit Insurance Holdings PLC	1,868,096	8,561,195
British Airways PLC †	23,281	117,824
British Energy Group PLC	229,000	2,567,077
British Polythene Industries	13,847	76,120
Chaucer Holdings PLC	3,099,013	5,993,969
Close Brothers Group PLC	740,924	9,633,024
Daily Mail and General Trust Class A	728,328	6,721,099
Dana Petroleum PLC †	397,687	10,513,492
Davis Service Group PLC	946,749	9,409,487
De La Rue PLC	529,531	9,509,962
DS Smith PLC	976,682	3,073,513
DTZ Holdings PLC	165,574	757,291
Electronics Boutique PLC	414,866	1,533,137
Enodis PLC	1,069,548	3,426,365
Greggs PLC	60,004	5,135,029
Halfords Group PLC	121,501	675,262
Hardy Underwriting Group PLC	50,870	267,465
Henderson Group PLC	111,960	223,469
Holidaybreak PLC	117,217	1,361,562
ICAP PLC	16,760	208,478
Investec PLC	171,586	1,249,758
Investec PLC	151,155	1,114,771
James Halstead PLC	3,610	38,039
JKX Oil & Gas PLC	359,167	3,271,557
John Wood Group PLC	1,013,973	8,307,098
Keller Group PLC	133,924	1,587,568
Kier Group PLC	33,370	918,085
Latchways PLC	6,750	120,749
Liontrust Asset Management PLC	103,155	560,163
London Scottish Bank PLC	864,887	315,125
Lookers PLC	716,856	1,308,925
Man Group PLC	960,604	10,472,890
McBride PLC	180,959	336,999
Micro Focus International PLC	50,000	199,451
Mitie Group	737,700	3,756,580
National Express Group PLC	562,839	12,662,255
Next PLC	328,078	8,319,283
Paragon Group Cos.	4,543	9,997
RAB Capital PLC (S)	2,687,377	3,175,825

COMMON STOCKS (98.2%)* continued

	Shares	Value

United Kingdom continued
Rathbone Brothers	199,021	$3,811,441
Regus Group PLC	3,268,956	5,490,562
Rentokil Initial PLC	68,761	113,663
Resolution PLC	166,153	2,278,782
Schroders PLC	307,737	5,804,908
Severfield-Rowen PLC	380,968	2,343,962
Shire PLC	883,530	17,269,034
Spectris PLC	299,705	4,646,624
Sportingbet PLC †	2,663,676	2,472,950
St. Ives PLC	2,408,272	12,204,197
Taylor Nelson Sofres PLC	154,861	566,456
Travis Perkins PLC	308,578	6,579,802
Umbro PLC	93,159	356,106
Vedanta Resources PLC	168,692	7,252,986
Vitafort International CP	18,496	437,446
Vitec Group PLC	745,259	7,399,323
Weir Group PLC (The)	483,922	7,400,308
William Hill PLC	1,378,618	10,250,578
		300,585,012

United States (—%)
SkillSoft PLC ADR †	13,929	122,140

Total common stocks (cost $1,664,798,807)		$1,901,276,310

WARRANTS (—%)* † (cost $16,381)

	Expiration	Strike
	date	price	Warrants	Value

Industrial and Commercial Bank of China, Ltd.
(Hong Kong)	11/6/08	HKD 20	203,111	$28,979

SHORT-TERM INVESTMENTS (2.3%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 1.75% to 4.48% and due
dates ranging from March 3, 2008 to April 25, 2008 (d)	$20,074,094	$20,068,501
U.S. Treasury Bills, for effective yields ranging from 3.89% to
3.99%, March 27, 2008	1,000,000	997,123
Putnam Prime Money Market Fund (e)	23,242,651	23,242,651

Total short-term investments (cost $44,308,275)		$44,308,275

TOTAL INVESTMENTS
Total investments (cost $1,709,123,463)		$1,945,613,564

Key to holding’s currency abbreviations

HKD Hong Kong Dollar

* Percentages indicated are based on net assets of $1,935,356,116.

† Non-income-producing security.

## Forward commitments, in part or in entirety (Note 1).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at February 29, 2008.

At February 29, 2008, liquid assets totaling $15,248,307 have been designated as collateral for open forward commitments and forward contracts.

ADR and SDR after the name of a foreign holding stands for American Depository Receipts and Swedish Depository Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

FORWARD CURRENCY CONTRACTS TO BUY at 2/29/08 (aggregate face value $632,887,636) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Australian Dollar	$168,739,139	$160,498,602	4/16/08	$ 8,240,537
British Pound	100,022,639	98,778,986	3/19/08	1,243,653
Canadian Dollar	9,513,453	9,373,544	4/16/08	139,909
Euro	260,743,884	253,278,396	3/19/08	7,465,488
Japanese Yen	24,333,415	23,576,547	5/21/08	756,868
Norwegian Krone	43,871,450	42,249,111	3/19/08	1,622,339
Swedish Krona	6,723,098	6,449,956	3/19/08	273,142
Swiss Franc	40,396,334	38,682,494	3/19/08	1,713,840

Total				$21,455,776

FORWARD CURRENCY CONTRACTS TO SELL at 2/29/08 (aggregate face value $612,985,989) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Australian Dollar	$ 13,189,791	$12,512,265	4/16/08	$ (677,526)
British Pound	26,287,358	25,940,931	3/19/08	(346,427)
Canadian Dollar	120,227,512	118,306,771	4/16/08	(1,920,741)
Euro	164,472,124	159,119,221	3/19/08	(5,352,903)
Hong Kong Dollar	36,535,863	36,451,777	5/21/08	(84,086)
Japanese Yen	201,689,988	196,528,651	5/21/08	(5,161,337)
Norwegian Krone	6,227,810	5,841,343	3/19/08	(386,467)
Swedish Krona	55,223,268	53,219,601	3/19/08	(2,003,667)
Swiss Franc	5,183,900	5,065,429	3/19/08	(118,471)

Total				$(16,051,625)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/29/08 (Unaudited)

ASSETS

Investment in securities, at value, including $18,140,896 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,685,880,812)	$1,922,370,913
Affiliated issuers (identified cost $23,242,651) (Note 5)	23,242,651

Cash	2,844

Foreign currency (cost $4,151,946) (Note 1)	4,265,118

Dividends, interest and other receivables	2,773,273

Receivable for shares of the fund sold	5,583,179

Receivable for securities sold	3,982,110

Receivable for open forward currency contracts (Note 1)	21,473,646

Receivable for closed forward currency contracts (Note 1)	5,497,620

Foreign tax reclaim	292,935

Total assets	1,989,484,289

LIABILITIES

Payable for securities purchased	3,638,707

Payable for shares of the fund repurchased	3,941,204

Payable for compensation of Manager (Notes 2 and 5)	4,380,335

Payable for investor servicing fees (Note 2)	380,221

Payable for custodian fees (Note 2)	139,057

Payable for Trustee compensation and expenses (Note 2)	151,443

Payable for administrative services (Note 2)	6,130

Payable for distribution fees (Note 2)	900,583

Payable for open forward currency contracts (Note 1)	16,069,495

Payable for closed forward currency contracts (Note 1)	4,203,998

Collateral on securities loaned, at value (Note 1)	20,068,501

Other accrued expenses	248,499

Total liabilities	54,128,173

Net assets	$1,935,356,116

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,694,967,790

Distributions in excess of net investment income (Note 1)	(24,229,519)

Accumulated net realized gain on investments
and foreign currency transactions (Note 1)	22,507,215

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	242,110,630

Total — Representing net assets applicable to capital shares outstanding	$1,935,356,116

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,374,409,034 divided by 38,190,288 shares)	$35.99

Offering price per class A share
(100/94.25 of $35.99)*	$38.19

Net asset value and offering price per class B share
($290,971,367 divided by 8,258,838 shares)**	$35.23

Net asset value and offering price per class C share
($115,606,331 divided by 3,248,740 shares)**	$35.58

Net asset value and redemption price per class M share
($22,352,570 divided by 628,023 shares)	$35.59

Offering price per class M share
(100/96.50 of $35.59)*	$36.88

Net asset value, offering price and redemption price per class R share
($14,200,331 divided by 398,672 shares)	$35.62

Net asset value, offering price and redemption price per class Y share
($117,816,483 divided by 3,265,833 shares)	$36.08

*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/29/08 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $1,461,454)	$ 16,914,751

Interest (including interest income of $1,584,255
from investments in affiliated issuers) (Note 5)	1,858,445

Securities lending	190,606

Total investment income	18,963,802

EXPENSES

Compensation of Manager (Note 2)	9,265,037

Investor servicing fees (Note 2)	2,697,080

Custodian fees (Note 2)	170,936

Trustee compensation and expenses (Note 2)	37,459

Administrative services (Note 2)	16,008

Distribution fees — Class A (Note 2)	1,821,323

Distribution fees — Class B (Note 2)	1,822,708

Distribution fees — Class C (Note 2)	634,659

Distribution fees — Class M (Note 2)	102,061

Distribution fees — Class R (Note 2)	29,301

Other	380,571

Non-recurring costs (Notes 2 and 6)	3,680

Costs assumed by Manager (Notes 2 and 6)	(3,680)

Fees waived by Manager (Note 5)	(26,407)

Total expenses	16,950,736

Expense reduction (Note 2)	(256,498)

Net expenses	16,694,238

Net investment income	2,269,564

Net realized gain on investments (net of foreign tax
of $678,986) (Notes 1 and 3)	14,835,524

Net realized loss on futures contracts (Note 1)	(14,354,580)

Net realized gain on foreign currency transactions (Note 1)	5,406,621

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	16,288,341

Net unrealized depreciation of investments during the period	(233,188,522)

Net loss on investments	(211,012,616)

Net decrease in net assets resulting from operations	$(208,743,052)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

Six months ended		Year ended
	2/29/08*	8/31/07

Operations:
Net investment income	$ 2,269,564	$ 17,415,985

Net realized gain on investments
and foreign currency transactions	5,887,565	299,189,686

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(216,900,181)	118,868,804

Net increase (decrease) in net assets resulting from operations	(208,743,052)	435,474,475

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(55,061,678)	(21,783,120)

Class B	(10,192,387)	(5,792,526)

Class C	(3,924,304)	(1,222,110)

Class M	(894,618)	(408,813)

Class R	(476,200)	(39,705)

Class Y	(4,874,225)	(1,980,382)

From net realized long-term gain on investments

Class A	(11,304,561)	—

Class B	(2,807,921)	—

Class C	(985,877)	—

Class M	(214,764)	—

Class R	(98,436)	—

Class Y	(941,820)	—

Redemption fees (Note 1)	115,088	149,866

Increase from capital share transactions (Note 4)	121,235,687	158,200,113

Total increase (decrease) in net assets	(179,169,068)	562,597,798

NET ASSETS

Beginning of period	2,114,525,184	1,551,927,386

End of period (including distributions in excess of net investment income of $24,229,519 and undistributed net investment
income of $48,924,329, respectively)	$1,935,356,116	$2,114,525,184

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
February 29, 2008**	$41.54	.07(d)	(3.81)	(3.74)	(1.50)	(.31)	(1.81)	—(e)	$35.99	(9.17)*	$1,374,409	.72*(d)	.19*(d)	27.73*
August 31, 2007	33.00	.45(d)	8.83	9.28	(.74)	—	(.74)	—(e)	41.54	28.43	1,432,999	1.49(d)	1.15(d)	37.17
August 31, 2006	26.80	.27(d,f)	6.33	6.60	(.40)	—	(.40)	—(e)	33.00	24.88(f)	943,421	1.54(d,f)	.89(d,f)	44.79
August 31, 2005	20.47	.18(d,g)	6.49	6.67	(.34)	—	(.34)	—(e)	26.80	32.83(g)	744,751	1.60(d)	.77(d,g)	63.85
August 31, 2004	16.31	.13(d)	4.32	4.45	(.29)	—	(.29)	—(e)	20.47	27.49	594,971	1.62(d)	.67(d)	68.13
August 31, 2003	15.00	.16	1.27	1.43	(.12)	—	(.12)	—(e)	16.31	9.67	703,809	1.65	1.13	93.27

CLASS B
February 29, 2008**	$40.45	(.06)(d)	(3.73)	(3.79)	(1.12)	(.31)	(1.43)	—(e)	$35.23	(9.52)*	$290,971	1.09*(d)	(.15)*(d)	27.73*
August 31, 2007	32.15	.13(d)	8.64	8.77	(.47)	—	(.47)	—(e)	40.45	27.45	416,584	2.24(d)	.36(d)	37.17
August 31, 2006	26.11	.04(d,f)	6.19	6.23	(.19)	—	(.19)	—(e)	32.15	23.98(f)	425,910	2.29(d,f)	.13(d,f)	44.79
August 31, 2005	19.96	—(d,e,g)	6.33	6.33	(.18)	—	(.18)	—(e)	26.11	31.82(g)	432,291	2.35(d)	.01(d,g)	63.85
August 31, 2004	15.91	(.01)(d)	4.22	4.21	(.16)	—	(.16)	—(e)	19.96	26.58	402,796	2.37(d)	(.05)(d)	68.13
August 31, 2003	14.63	.05	1.23	1.28	—	—	—	—(e)	15.91	8.75	429,457	2.40	.37	93.27

CLASS C
February 29, 2008**	$40.96	(.07)(d)	(3.77)	(3.84)	(1.23)	(.31)	(1.54)	—(e)	$35.58	(9.53)*	$115,606	1.09*(d)	(.18)*(d)	27.73*
August 31, 2007	32.57	.15(d)	8.74	8.89	(.50)	—	(.50)	—(e)	40.96	27.48	128,552	2.24(d)	.39(d)	37.17
August 31, 2006	26.46	.04(d,f)	6.27	6.31	(.20)	—	(.20)	—(e)	32.57	23.95(f)	79,202	2.29(d,f)	.13(d,f)	44.79
August 31, 2005	20.22	—(d,e,g)	6.41	6.41	(.17)	—	(.17)	—(e)	26.46	31.80(g)	71,006	2.35(d)	.01(d,g)	63.85
August 31, 2004	16.08	(.02)(d)	4.29	4.27	(.13)	—	(.13)	—(e)	20.22	26.62	64,866	2.37(d)	(.10)(d)	68.13
August 31, 2003	14.78	.05	1.25	1.30	—(e)	—	—	—(e)	16.08	8.81	85,732	2.40	.34	93.27

CLASS M
February 29, 2008**	$40.97	(.02)(d)	(3.77)	(3.79)	(1.28)	(.31)	(1.59)	—(e)	$35.59	(9.40)*	$22,353	.97*(d)	(.04)*(d)	27.73*
August 31, 2007	32.57	.24(d)	8.73	8.97	(.57)	—	(.57)	—(e)	40.97	27.77	28,812	1.99(d)	.63(d)	37.17
August 31, 2006	26.47	.11(d,f)	6.27	6.38	(.28)	—	(.28)	—(e)	32.57	24.26(f)	23,720	2.04(d,f)	.38(d,f)	44.79
August 31, 2005	20.23	.06(d,g)	6.41	6.47	(.23)	—	(.23)	—(e)	26.47	32.12(g)	20,121	2.10(d)	.27(d,g)	63.85
August 31, 2004	16.11	.02(d)	4.29	4.31	(.19)	—	(.19)	—(e)	20.23	26.91	16,535	2.12(d)	.10(d)	68.13
August 31, 2003	14.79	.08	1.26	1.34	(.02)	—	(.02)	—(e)	16.11	9.12	21,987	2.15	.61	93.27

CLASS R
February 29, 2008**	$41.17	(.01)(d)	(3.74)	(3.75)	(1.49)	(.31)	(1.80)	—(e)	$35.62	(9.28)*	$14,200	.84*(d)	(.02)*(d)	27.73*
August 31, 2007	32.78	.42(d)	8.70	9.12	(.73)	—	(.73)	—(e)	41.17	28.10	8,008	1.74(d)	1.03(d)	37.17
August 31, 2006	26.68	.18(d,f)	6.32	6.50	(.40)	—	(.40)	—(e)	32.78	24.61(f)	1,216	1.79(d,f)	.59(d,f)	44.79
August 31, 2005	20.45	.13(d,g)	6.47	6.60	(.37)	—	(.37)	—(e)	26.68	32.53(g)	304	1.85(d)	.52(d,g)	63.85
August 31, 2004	16.29	.15(d)	4.28	4.43	(.27)	—	(.27)	—(e)	20.45	27.35	11	1.87(d)	.75(d)	68.13
August 31, 2003†	14.04	.07	2.18	2.25	—	—	—	—(e)	16.29	16.03*	1	1.16*	.53*	93.27

CLASS Y
February 29, 2008**	$41.69	.11(d)	(3.82)	(3.71)	(1.59)	(.31)	(1.90)	—(e)	$36.08	(9.06)*	$117,816	.59*(d)	.27*(d)	27.73*
August 31, 2007	33.10	.53(d)	8.88	9.41	(.82)	—	(.82)	—(e)	41.69	28.76	99,570	1.24(d)	1.36(d)	37.17
August 31, 2006	26.88	.35(d,f)	6.34	6.69	(.47)	—	(.47)	—(e)	33.10	25.17(f)	78,458	1.29(d,f)	1.14(d,f)	44.79
August 31, 2005	20.53	.24(d,g)	6.51	6.75	(.40)	—	(.40)	—(e)	26.88	33.13(g)	57,334	1.35(d)	1.01(d,g)	63.85
August 31, 2004	16.35	.19(d)	4.33	4.52	(.34)	—	(.34)	—(e)	20.53	27.89	58,630	1.37(d)	1.00(d)	68.13
August 31, 2003	15.05	.21	1.25	1.46	(.16)	—	(.16)	—(e)	16.35	9.90	55,942	1.40	1.43	93.27

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

52	53

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 21, 2003 (commencement of operations) to August 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

February 29, 2008	<0.01%

August 31, 2007	<0.01

August 31, 2006	<0.01

August 31, 2005	0.01

August 31, 2004	0.04

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.02% of average net assets for the period ended August 31, 2006.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.02%

Class B	0.01	0.02

Class C	0.01	0.02

Class M	0.01	0.02

Class R	0.01	0.03

Class Y	0.01	0.02

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/29/08 (Unaudited)

Note 1: Significant accounting policies

Putnam International Capital Opportunities Fund (“the fund”), is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversi-fied, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in equity securities of small- and mid-capitalization companies whose principle place of business is located outside of the United States or whose securities are principally traded on foreign markets.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New

York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At February 29, 2008, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral forcertain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities.

Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 29, 2008, the value of securities loaned amounted to $18,855,500. Certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities. The fund received cash collateral of $20,068,501 which is pooled with collateral of other Putnam funds into 55 issues of short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $1,709,391,042, resulting in gross unrealized appreciation and depreciation of $409,528,210 and $173,305,688, respectively, or net unrealized appreciation of $236,222,522.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administration services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90%

of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended February 29, 2008, Putnam Management did not waive any of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

For the period ended February 29, 2008, Putnam Management has assumed $3,680 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended February 29, 2008, the fund incurred $2,698,701 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended February 29, 2008, the fund’s expenses were reduced by $68,920 under the expense offset arrangements and by $187,578 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $702, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 29, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $99,586 and $1,193 from the sale of class A and class M shares, respectively, and received $81,515 and $68,528 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 29, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $477 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended February 29, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $610,945,290 and $567,736,871, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 29, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 2/29/08:

Shares sold	8,003,252	$320,077,641

Shares issued
in connection
with reinvestment
of distributions	1,619,033	60,519,475

	9,622,285	380,597,116

Shares
repurchased	(5,929,290)	(228,746,947)

Net increase	3,692,995	$151,850,169

Year ended 8/31/07:

Shares sold	12,261,547	$480,436,456

Shares issued
in connection
with reinvestment
of distributions	554,586	20,381,049

	12,816,133	500,817,505

Shares
repurchased	(6,906,619)	(266,531,060)

Net increase	5,909,514	$234,286,445

CLASS B	Shares	Amount

Six months ended 2/29/08:

Shares sold	387,843	$15,324,182

Shares issued
in connection
with reinvestment
of distributions	321,401	11,779,325

	709,244	27,103,507

Shares
repurchased	(2,748,307)	(105,626,829)

Net decrease	(2,039,063)	$ (78,523,322)

Year ended 8/31/07:

Shares sold	1,014,553	$37,732,824

Shares issued
in connection
with reinvestment
of distributions	144,443	5,197,068

	1,158,996	42,929,892

Shares
repurchased	(4,108,550)	(154,603,139)

Net decrease	(2,949,554)	$(111,673,247)

CLASS C	Shares	Amount

Six months ended 2/29/08:

Shares sold	513,818	$20,592,279

Shares issued
in connection
with reinvestment
of distributions	104,214	3,857,971

	618,032	24,450,250

Shares
repurchased	(508,031)	(19,815,436)

Net increase	110,001	$4,634,814

Year ended 8/31/07:

Shares sold	1,116,008	$44,170,705

Shares issued
in connection
with reinvestment
of distributions	27,921	1,016,867

	1,143,929	45,187,572

Shares
repurchased	(436,734)	(16,447,944)

Net increase	707,195	$28,739,628

CLASS M	Shares	Amount

Six months ended 2/29/08:

Shares sold	39,516	$1,604,560

Shares issued
in connection
with reinvestment
of distributions	28,487	1,054,319

	68,003	2,658,879

Shares
repurchased	(143,143)	(5,162,613)

Net decrease	(75,140)	$(2,503,734)

Year ended 8/31/07:

Shares sold	106,462	$4,154,657

Shares issued
in connection
with reinvestment
of distributions	10,525	382,898

	116,987	4,537,555

Shares
repurchased	(142,011)	(5,445,998)

Net decrease	(25,024)	$(908,443)

CLASS R	Shares	Amount

Six months ended 2/29/08:

Shares sold	255,788	$10,177,057

Shares issued
in connection
with reinvestment
of distributions	13,854	512,762

	269,642	10,689,819

Shares
repurchased	(65,480)	(2,487,750)

Net increase	204,162	$8,202,069

Year ended 8/31/07:

Shares sold	192,298	$7,697,100

Shares issued
in connection
with reinvestment
of distributions	970	33,386

	193,268	7,730,486

Shares
repurchased	(35,855)	(1,447,218)

Net increase	157,413	$6,283,268

CLASS Y	Shares	Amount

Six months ended 2/29/08:

Shares sold	1,317,486	$54,660,863

Shares issued
in connection
with reinvestment
of distributions	150,377	5,631,650

	1,467,863	60,292,513

Shares
repurchased	(590,600)	(22,716,822)

Net increase	877,263	$37,575,691

Year ended 8/31/07:

Shares sold	841,636	$33,043,784

Shares issued
in connection
with reinvestment
of distributions	53,800	1,980,382

	895,436	35,024,166

Shares
repurchased	(876,939)	(33,551,704)

Net increase	18,497	$1,472,462

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended February 29, 2008, management fees paid were reduced by $26,407 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $1,584,255 for the period ended February 29, 2008. During the period ended February 29, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $499,965,743 and $510,449,962, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncement

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

Brokerage commissions
(unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended February 29, 2008. The Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Credit Suisse First Boston, Deutsche Bank Securities, Goldman Sachs, Merrill Lynch, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 54% of the total brokerage commissions paid for the year ended February 29, 2008.

Commissions paid to the next 10 firms together represented approximately 31% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Daiwa Securities Co., Dresdner Kleinwort Wasserstein, Fox-Pitt, Kelton Inc., JPMorgan Clearing, Lehman Brothers, Macquarie, Morgan Stanley and Company, Sanford Bernstein & Co., and UBS Warburg.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Kenneth R. Leibler	James P. Pappas
Putnam Investment	Robert E. Patterson	Vice President
Management, LLC	George Putnam, III
One Post Office Square	Richard B. Worley	Francis J. McNamara, III
Boston, MA 02109		Vice President and
	Officers	Chief Legal Officer
Investment Sub-Manager	Charles E. Haldeman, Jr.
Putnam Investments Ltd.	President	Robert R. Leveille
57–59 St James’s Street		Vice President and
London, England SW1A 1LD	Charles E. Porter	Chief Compliance Officer
Executive Vice President,
Marketing Services	Principal Executive Officer,	Mark C. Trenchard
Putnam Retail Management	Associate Treasurer and	Vice President and
One Post Office Square	Compliance Liaison	BSA Compliance Officer
Boston, MA 02109
	Jonathan S. Horwitz	Judith Cohen
Custodian	Senior Vice President	Vice President, Clerk and
State Street Bank and	and Treasurer	Assistant Treasurer
Trust Company
	Steven D. Krichmar	Wanda M. McManus
Legal Counsel	Vice President and	Vice President, Senior Associate
Ropes & Gray LLP	Principal Financial Officer	Treasurer and Assistant Clerk

Trustees	Janet C. Smith	Nancy E. Florek
John A. Hill, Chairman	Vice President, Principal	Vice President, Assistant Clerk,
Jameson Adkins Baxter,	Accounting Officer and	Assistant Treasurer and
Vice Chairman	Assistant Treasurer	Proxy Manager
Charles B. Curtis
Robert J. Darretta	Susan G. Malloy
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Vice President

This report is for the information of shareholders of Putnam International Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA011 250066 4/05

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants:

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies:

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 29, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 29, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2008

Date of reporting period: September 1, 2007 — February 29, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam New Value Fund

2|29|08

Semiannual Report

PUTNAM INVESTMENTS

U.S. POSTAGE
3¢
4¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
New Value
Fund

2| 29| 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	21
Trustee approval of management contract	23
Other information for shareholders	28
Financial statements	29
Brokerage commissions	48

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder:

In 2008, financial markets and the economy face many challenges. The credit crisis that began as a rise in defaults for a limited segment of the U.S. mortgage market has spread across the global financial sector and produced a severe tightening of credit conditions. Growth has been curtailed as a result, and markets have reacted by sending stock prices lower. In the United States, the economy has weakened considerably, with many predicting that we are now in a recession, or will be soon. The good news is that policymakers are taking decisive action to counter these developments: The Federal Reserve Board has cut interest rates and added liquidity to the credit markets. In February, federal lawmakers, working with the president, approved a $168 billion fiscal stimulus plan, which will deliver tax rebate checks to tens of millions of Americans.

Still, as investors it is natural to feel discouraged. During these challenging times, it is important to remember the value of a long-term perspective and the counsel of your financial representative. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. If recent history is any indication, recessions in the United States are short-lived compared to economic expansions. Since 1960, the economy has experienced seven recessions lasting an average of 11 months, versus 64 months for the average expansion.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach presents the information in a more readable and accessible format, and we hope you think so as well.

2

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our existing investors for your continued confidence in Putnam. We note that Putnam Investments celebrated its 70th anniversary in November. From modest beginnings in Boston, Massachusetts, the company has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management.

Respectfully yours,

Putnam New Value Fund: Targeting large-company
stocks that are significantly undervalued

Putnam New Value Fund targets large-company stocks whose prices are significantly below what management believes to be their true worth. Each of these companies is subjected to close investigation to determine why the market has bid down its stock price and what factors might propel the stock price back to fair value.

The fund’s management team begins by using quantitative analysis to find stocks that are attractively priced relative to their earnings, dividends, and future revenue. The team also looks for signals of positive change —corporate restructuring, the introduction of new products or services, an improving balance sheet, and positive momentum in earnings estimates. This kind of fundamental analysis helps the team identify promising companies before their true long-term worth is recognized by the market.

Putnam New Value Fund generally targets large companies with at least $1 billion in revenue and a 10-year business history. Those parameters help focus the fund’s managers on well-established companies that are less likely to fail. Among those companies, the team seeks out special or unique situations in which the companies’ stocks are trading at steep discounts relative to their perceived longer-term prospects.

Typically, Putnam New Value Fund holds 65 to 75 stocks, making the impact of each stock on the fund’s performance significant. The fund’s leaner, more aggressive portfolio and value investment strategy have made for a potent combination since the fund’s inception.

The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Since its inception in
January 1995, Putnam New
Value Fund has sought to
achieve capital apprecia-
tion by investing in the
stocks of undervalued
companies poised for
positive change.

Performance snapshot

Putnam New Value Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

6

An interview with David King,
your fund’s Portfolio Leader

Your fund’s portfolio team
David King
Michael Abata

The period in review

Dave, the financial markets have been whipsawed in recent months. What’s behind the volatility?

A number of events have unfolded over the past several months to create a perfect storm in the financial markets. The losses in the subprime mortgage segment of the bond market in 2007 triggered a significant tightening of lending throughout the financial system. Since ready access to capital is a chief driver of economic growth, this “credit crunch” has begun to take a toll on the real economy. Many market observers believe we are already in a recession.

Housing prices, which were bid up on low interest rates and lax lending standards earlier in the decade, have since fallen sharply, putting further pressure on economic expectations. Meanwhile, a combination of large losses on mortgage-related securities and the severe tightening of credit has forced some of the financial industry’s biggest players to succumb to takeovers.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/08. See page 6 and pages 12–14 for additional fund performance information. Index descriptions can be found on page 22.

7

While these events are not unprecedented, they are significant and have altered the financial landscape.

How did the fund perform during the six-month period?

Regrettably, the fund’s class A shares experienced a loss of 16.08% for the six months through February, due largely to our exposure to stocks in the financials sector. It is clearly a disappointment —the fund has not generated a loss since the bear market of 2002. We are also disappointed that the fund’s performance trailed both its benchmark index and the average of its peer group as measured by Lipper.

Why did the fund underperform its peers and benchmark index?

The fund by design holds far fewer securities than its benchmark index and many of its peers. In fact, we typically hold between 65 and 75 stocks in the portfolio, versus more than 1,000 in the index. Over the years, this concentration of holdings in the fund has been an asset more often than not, allowing each stock with positive performance to have a greater impact on overall results. However, this approach cuts both ways and can be a detriment to overall fund performance if some stocks are declining. That was clearly the case during the six-month period. Our exposure to the financials sector, given its dramatic losses, was central to the

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/29/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Exxon Mobil Corp. (4.4%)	Energy	Oil and gas

Chubb Corp. (The) (3.0%)	Financials	Insurance

Verizon Communications, Inc. (3.0%)	Communications services	Regional Bells

Bank of America Corp. (3.0%)	Financials	Banking

JPMorgan Chase & Co. (2.8%)	Financials	Financials

ConocoPhillips (2.7%)	Energy	Oil and gas

Citigroup, Inc. (2.6%)	Financials	Financials

Pfizer, Inc. (2.5%)	Health care	Pharmaceuticals

Altria Group, Inc. (2.4%)	Consumer staples	Tobacco

Marathon Oil Corp. (2.3%)	Energy	Oil and gas

8

fund’s underperformance relative to more diversified funds and our benchmark index. Among the detractors to performance during the period were Countrywide Financial, one of the largest mortgage lenders in the United States; PMI Group, one of the leading providers of mortgage insurance; and Ambac Financial Group, which provides insurance on certain types of structured debt in addition to creating its own financial derivatives products. These stocks each lost more than 65% of their value in a relatively short period.

Additionally, compared with our benchmark, we were slightly underweight in the energy sector, which continued its performance streak during the period.

Does the fund still own a large stake in financials?

Yes, and financials still represent a roughly 30% weighting in our benchmark index. Our case for investing in mortgage-related financials after the subprime issues first pushed stock prices lower was based on the premise that these were major players in a critical economic sector that were experiencing a temporary setback. We believe that is still true today.

Given the importance of the sector, we anticipated a vigorous and rapid reaction by the Federal Reserve Board (the Fed) and Washington. Policymakers did eventually respond with a package of powerful stimulants; however, the

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

9

response came later than we anticipated. In particular, the Fed seemed to wait to cut interest rates until it saw real problems emerging. It was during this period that the credit crunch deepened and we saw many of our financial holdings decline.

However, one thing we have observed over the past 13 years of managing New Value Fund is that whenever there is a sharp dislocation in the financial markets, a move in the opposite direction can happen in a short period of time. Much of the market reaction in recent months has been motivated more by fear than by fundamentals, and, as mentioned, the response from policy-makers has been dramatic. With the help of the New York insurance commissioner, a significant amount of capital has been raised for insurers such as MBIA and Ambac. The Fed has cut short-term interest rates by three percentage points since September, the fastest pace of easing in decades, while also relaxing lending requirements throughout the financial system. At the same time, Congress approved a $168 billion stimulus package that will put money directly in the hands of consumers beginning this spring.

This combination of monetary and fiscal policy is aimed in large part at the financials sector, and we believe the companies we own in the portfolio ultimately will benefit.

In two cases, stocks that we discussed in the annual report — Countrywide Financial and Bear Stearns — were forced into acquisition by the extreme market conditions and a lack of liquidity. Although we clearly did not anticipate this turn of events, the fund also owned the acquiring companies in both cases: Bank of America and JPMorgan Chase. So we expect that the fund will participate in future gains, assuming these franchises regain their footing and the crisis abates.

What stocks made a positive contribution to performance?

Our holdings in the energy, basic materials, health care, and conglomerates sectors made positive contributions on an absolute basis. Standout performers include Occidental Petroleum, Nucor, and Freeport-McMoRan. Despite the softening U.S. economy, growth around the world remains robust, particularly in Asia. This growth has created strong demand for basic materials, metals, and commodities that are being used for basic infrastructure. The weak U.S. dollar has helped by making the export products of U.S. manufacturers cheaper around the world.

Dave, as you look ahead to the second half of the fund’s fiscal year, are you optimistic or pessimistic?

The difficulty of the past six months notwithstanding, we’re optimistic. As I’ve said, the financial crisis that unfolded in recent months has been met with a strong elixir of monetary and fiscal policy. And it’s important to

10

remember that even in an economic recession, the market is usually forward looking, meaning investors often start buying stocks in advance of an actual rebound in profits. For that reason, we have increased the fund’s emphasis on consumer cyclicals — companies that benefit from a pickup in consumer spending. Some of our recent acquisitions include JC Penney, Staples, Best Buy, and Harley Davidson.

More broadly, we believe the tide is beginning to turn on the financial crisis, and that the steps taken so far will have a beneficial effect on the key participants we own in the fund. We have always maintained that economic value ultimately prevails over short-term setbacks. As value investors, it makes sense to own the stocks that were most damaged in cases where investor sentiment has swung to the extreme of negativity. History has proven time and time again that the pendulum eventually swings back in the other direction.

Thanks for your time, Dave.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund may invest a portion of its assets in small and/or midsize compa nies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s strategy and may vary in the future.

I N V E S T M E N T   I N S I G H T

An economic recession, according to the National Bureau of Economic Research (NBER), is a significant decline in economic activity spread across the economy and lasting more than a few months. The symptoms of this decline are normally visible in data that tracks income, employment, industrial production, and sales. Compared with expansions, most recessions are brief. The seven recessions since 1960 have lasted an average of 11 months, versus 64 months for the average expansion. Recessions, classically defined as two consecutive quarters of contracting GDP, have become increasingly rare in recent decades, as the Federal Reserve has become more adept at avoiding them and as technology has enabled businesses to adjust more rapidly to changing market conditions.

11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 2/29/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/3/95)		(2/26/96)		(7/26/99)		(2/26/96)		(12/1/03)	(7/3/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.02%	9.52%	9.18%	9.18%	9.18%	9.18%	9.47%	9.17%	9.74%	10.16%

10 years	74.42	64.41	61.63	61.63	61.68	61.68	65.99	60.20	70.10	77.46
Annual average	5.72	5.10	4.92	4.92	4.92	4.92	5.20	4.83	5.46	5.90

5 years	70.47	60.66	64.15	62.14	64.13	64.13	66.28	60.50	68.35	72.62
Annual average	11.26	9.95	10.42	10.15	10.42	10.42	10.71	9.92	10.98	11.54

3 years	3.49	–2.47	1.15	–1.16	1.16	1.16	1.97	–1.59	2.63	4.26
Annual average	1.15	–0.83	0.38	–0.39	0.39	0.39	0.65	–0.53	0.87	1.40

1 year	–15.08	–19.95	–15.73	–19.35	–15.70	–16.42	–15.49	–18.43	–15.30	–14.86

6 months	–16.08	–20.92	–16.40	–19.98	–16.41	–17.12	–16.27	–19.20	–16.22	–15.96

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

12

Comparative index returns

For periods ended 2/29/08

		Lipper Multi-Cap
	Russell 3000	Value Funds
	Value Index	category average*

Annual average
(life of fund)	11.82%	10.73%

10 years	84.28	83.51
Annual average	6.30	6.06

5 years	92.34	85.76
Annual average	13.98	13.07

3 years	17.64	14.84
Annual average	5.56	4.65

1 year	–8.72	–8.33

6 months	–10.70	–10.67

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/29/08, there were 458, 438, 327, 266, 97, and 54 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 2/29/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.200		$0.008	$0.037	$0.087		$0.162	$0.253

Capital gains

Long-term	1.937		1.937	1.937	1.937		1.937	1.937

Short-term	0.639		0.639	0.639	0.639		0.639	0.639

Total	$2.776		$2.584	$2.613	$2.663		$2.738	$2.829

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
8/31/07	$19.43	$20.62*	$19.07	$18.97	$19.33	$20.03*	$19.23	$19.47

2/29/08	13.87	14.72	13.68	13.57	13.85	14.35	13.71	13.88

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

13

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/3/95)		(2/26/96)		(7/26/99)		(2/26/96)		(12/1/03)	(7/3/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual ave rage
(life of fund)	9.48%	8.99%	8.65%	8.65%	8.65%	8.65%	8.93%	8.64%	9.21%	9.62%

10 years	58.82	49.64	47.10	47.10	47.20	47.20	51.09	45.81	54.98	61.59
Annual average	4.73	4.11	3.93	3.93	3.94	3.94	4.21	3.84	4.48	4.92

5 years	62.30	53.02	56.31	54.31	56.34	56.34	58.33	52.77	60.29	64.35
Annual average	10.17	8.88	9.34	9.06	9.35	9.35	9.63	8.84	9.90	10.45

3 years	–0.80	–6.49	–3.05	–5.26	–3.01	–3.01	–2.29	–5.70	–1.56	–0.06
Annual average	–0.27	–2.21	–1.03	–1.79	–1.01	–1.01	–0.77	–1.94	–0.52	–0.02

1 year	–20.64	–25.18	–21.29	–24.67	–21.24	–21.91	–21.05	–23.81	–20.85	–20.47

6 months	–23.06	–27.47	–23.37	–26.66	–23.37	–24.03	–23.27	–25.95	–23.16	–22.97

Fund’s annual operating expenses

For the fiscal year ended 8/31/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	1.14%	1.89%	1.89%	1.64%	1.39%	0.89%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam New Value Fund from September 1, 2007, to February 29, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.58	$ 8.99	$ 8.99	$ 7.86	$ 6.72	$ 4.44

Ending value (after expenses)	$839.20	$836.00	$835.90	$837.30	$838.40	$840.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 29, 2008, use the calculation method below. To find the value of your investment on September 1, 2007, call Putnam at 1-800-225-1581.

15

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.12	$ 9.87	$ 9.87	$ 8.62	$ 7.37	$ 4.87

Ending value (after expenses)	$1,018.80	$1,015.07	$1,015.07	$1,016.31	$1,017.55	$1,020.04

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio	1.22%	1.97%	1.97%	1.72%	1.47%	0.97%

Average annualized expense
ratio for Lipper peer group*	1.26%	2.01%	2.01%	1.76%	1.51%	1.01%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/07.

16

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam New Value Fund	54%	56%	52%	54%	57%

Lipper Multi-Cap Value Funds
category average	72%	70%	60%	59%	66%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on August 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

17

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value Team. David King is the Portfolio Leader and Michael Abata is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 29, 2008, and February 28, 2007.

Trustee and Putnam employee fund ownership

As of February 29, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 650,000	$ 88,000,000

Putnam employees	$14,605,000	$672,000,000

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Other Putnam funds managed by the Portfolio Leader and Portfolio Member

David King is also a Portfolio Leader of Putnam Convertible Income-Growth Trust and Putnam High Income Securities Fund. He is also a Portfolio Member of The Putnam Fund for Growth and Income.

Michael Abata is also a Portfolio Leader of Putnam Classic Equity Fund, and a Portfolio Member of The Putnam Fund for Growth and Income.

David King and Michael Abata may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

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Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

22

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that

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certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 24th percentile in management fees and in the 28th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an

24

amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods

25

and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Cap Value Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

61st	64th	42nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 425, 333, and 249 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Cap Value Funds category for the one-, five- and ten-year periods ended March 31, 2008, were 90%, 88%, and 56%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2008, the fund ranked 397 out of 441, 235 out of 267, and 57 out of 101 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

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investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

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Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

28

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

29

The fund’s portfolio 2/29/08 (Unaudited)

COMMON STOCKS (100.0%)*

	Shares	Value

Aerospace and Defense (1.0%)
Lockheed Martin Corp.	136,900	$14,128,080

Airlines (0.8%)
AMR Corp. † (S)	798,500	10,228,785

Automotive (2.8%)
Ford Motor Co. † (S)	3,774,800	24,649,444
Harley-Davidson, Inc.	365,400	13,578,264
		38,227,708

Banking (4.1%)
Bank of America Corp.	1,019,200	40,503,008
PNC Financial Services Group	240,200	14,755,486
		55,258,494

Beverage (1.6%)
Pepsi Bottling Group, Inc. (The)	636,500	21,647,365

Building Materials (0.5%)
Masco Corp. (S)	373,100	6,973,239

Chemicals (2.6%)
Huntsman Corp. (S)	322,600	7,784,338
Rohm & Haas Co.	523,645	28,072,608
		35,856,946

Computers (1.2%)
Dell, Inc. † (S)	302,900	6,012,565
Hewlett-Packard Co. (S)	227,200	10,853,344
		16,865,909

Conglomerates (2.5%)
Honeywell International, Inc.	181,400	10,437,756
Textron, Inc.	237,838	12,883,684
Tyco International, Ltd. (Bermuda)	254,000	10,175,240
		33,496,680

Consumer Finance (3.1%)
Capital One Financial Corp.	623,200	28,685,896
Countrywide Financial Corp.	2,202,299	13,896,507
		42,582,403

Consumer Goods (1.6%)
Clorox Co.	367,069	21,359,745

Consumer Services (0.8%)
Service Corporation International	1,000,800	10,808,640

30

COMMON STOCKS (100.0%)* continued

	Shares	Value

Containers (0.8%)
Crown Holdings, Inc. †	440,400	$10,970,364

Electric Utilities (6.0%)
Edison International	564,400	27,881,360
FirstEnergy Corp.	202,000	13,653,180
PG&E Corp.	714,800	26,919,368
Sierra Pacific Resources	1,074,500	13,871,795
		82,325,703

Electrical Equipment (1.0%)
WESCO International, Inc. † (S)	352,400	14,096,000

Electronics (1.5%)
Avnet, Inc. † (S)	296,100	9,981,531
Tyco Electronics, Ltd. (Bermuda)	334,800	11,014,920
		20,996,451

Energy (1.0%)
Global Industries, Ltd. † (S)	763,300	14,052,353

Financial (8.4%)
Ambac Financial Group, Inc.	631,200	7,031,568
Citigroup, Inc.	1,474,500	34,960,395
Fannie Mae (S)	594,100	16,426,865
JPMorgan Chase & Co.	936,200	38,056,530
MGIC Investment Corp.	654,400	9,691,664
PMI Group, Inc. (The)	678,200	4,930,514
Radian Group, Inc.	540,000	3,844,800
		114,942,336

Health Care Services (3.2%)
McKesson Corp.	243,000	14,278,680
UnitedHealth Group, Inc.	390,300	18,141,144
WellPoint, Inc. †	165,200	11,577,216
		43,997,040

Homebuilding (0.7%)
Lennar Corp. (S)	510,800	9,505,988

Household Furniture and Appliances (1.3%)
Whirlpool Corp.	204,500	17,253,665

Insurance (8.2%)
ACE, Ltd. (Bermuda)	352,600	19,830,224
Allstate Corp. (The)	440,400	21,020,292
Chubb Corp. (The)	811,392	41,299,853
Genworth Financial, Inc. Class A	1,260,400	29,216,072
		111,366,441

31

COMMON STOCKS (100.0%)* continued

	Shares	Value

Investment Banking/Brokerage (4.2%)
Bear Stearns Cos., Inc. (The)	381,700	$30,482,562
Morgan Stanley	625,600	26,350,272
		56,832,834

Lodging/Tourism (1.0%)
Carnival Corp. (S)	338,000	13,300,300

Machinery (1.0%)
Parker-Hannifin Corp.	213,900	13,824,357

Medical Technology (1.9%)
Boston Scientific Corp. †	614,200	7,732,778
Covidien, Ltd.	410,500	17,565,295
		25,298,073

Metals (3.3%)
Freeport-McMoRan Copper & Gold, Inc. Class B (S)	230,000	23,197,800
Nucor Corp. (S)	341,600	22,057,112
		45,254,912

Oil & Gas (13.6%)
BP PLC ADR (United Kingdom) (S)	221,500	14,368,705
ConocoPhillips	443,300	36,665,343
Exxon Mobil Corp.	690,600	60,089,106
Marathon Oil Corp.	580,500	30,859,380
Occidental Petroleum Corp.	323,500	25,029,195
Valero Energy Corp.	308,900	17,845,153
		184,856,882

Pharmaceuticals (3.1%)
Pfizer, Inc.	1,559,200	34,738,976
Watson Pharmaceuticals, Inc. † (S)	288,100	8,012,061
		42,751,037

Photography/Imaging (0.5%)
Xerox Corp.	480,400	7,061,880

Publishing (0.2%)
Idearc, Inc.	688,965	3,320,811

Railroads (1.0%)
Norfolk Southern Corp.	267,900	14,169,231

Regional Bells (3.0%)
Verizon Communications, Inc.	1,127,900	40,965,328

Retail (6.0%)
Best Buy Co., Inc. (S)	235,900	10,146,059
Big Lots, Inc. † (S)	1,006,708	16,963,030
Home Depot, Inc. (The) (S)	708,500	18,810,675

32

COMMON STOCKS (100.0%)* continued

	Shares	Value

Retail continued
JC Penney Co., Inc. (Holding Co.) (S)	163,500	$7,555,335
Staples, Inc.	796,100	17,713,225
Supervalu, Inc. (S)	397,900	10,444,875
		81,633,199

Schools (0.9%)
Career Education Corp. † (S)	859,041	12,756,759

Telecommunications (1.1%)
Embarq Corp.	139,300	5,842,242
Sprint Nextel Corp.	1,193,300	8,484,363
		14,326,605

Tobacco (2.5%)
Altria Group, Inc.	456,100	33,359,154

Toys (1.0%)
Mattel, Inc.	670,800	12,959,856

Waste Management (1.0%)
Waste Management, Inc.	424,900	13,949,467

Total common stocks (cost $1,441,503,617)		$1,363,561,020

SHORT-TERM INVESTMENTS (11.8%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 2.80% to 4.48%
and due dates ranging from March 3, 2008 to
April 25, 2008 (d)	$ 152,713,747	$152,495,722
Putnam Prime Money Market Fund (e)	8,468,462	8,468,462

Total short-term investments (cost $160,964,184)		$160,964,184

TOTAL INVESTMENTS
Total investments (cost $1,602,467,801)		$1,524,525,204

* Percentages indicated are based on net assets of $1,363,174,375.

† Non-income-producing security.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(S) Securities on loan, in part or in entirety, at February 29, 2008.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

The accompanying notes are an integral part of these financial statements.

33

Statement of assets and liabilities 2/29/08 (Unaudited)

ASSETS

Investment in securities, at value, including $147,538,822 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,593,999,339)	$1,516,056,742
Affiliated issuers (identified cost $8,468,462) (Note 5)	8,468,462

Cash	238

Dividends, interest and other receivables	2,712,302

Receivable for shares of the fund sold	645,059

Total assets	1,527,882,803

LIABILITIES

Payable for shares of the fund repurchased	8,368,195

Payable for compensation of Manager (Notes 2 and 5)	2,361,649

Payable for investor servicing fees (Note 2)	415,007

Payable for custodian fees (Note 2)	906

Payable for Trustee compensation and expenses (Note 2)	179,230

Payable for administrative services (Note 2)	5,277

Payable for distribution fees (Note 2)	655,878

Collateral on securities loaned, at value (Note 1)	152,495,722

Other accrued expenses	226,564

Total liabilities	164,708,428

Net assets	$1,363,174,375

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,415,828,092

Undistributed net investment income (Note 1)	3,021,931

Accumulated net realized gain on investments (Note 1)	22,266,949

Net unrealized depreciation of investments	(77,942,597)

Total — Representing net assets applicable to capital shares outstanding	$1,363,174,375

(Continued on next page)

34

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($983,313,822 divided by 70,907,929 shares)	$13.87

Offering price per class A share
(100/94.25 of $13.87)*	$14.72

Net asset value and offering price per class B share
($197,926,269 divided by 14,468,439 shares)**	$13.68

Net asset value and offering price per class C share
($45,292,919 divided by 3,338,093 shares)**	$13.57

Net asset value and redemption price per class M share
($22,367,604 divided by 1,615,519 shares)	$13.85

Offering price per class M share
(100/96.50 of $13.85)*	$14.35

Net asset value, offering price and redemption price per class R share
($2,436,088 divided by 177,623 shares)	$13.71

Net asset value, offering price and redemption price per class Y share
($111,837,673 divided by 8,058,313 shares)	$13.88

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

35

Statement of operations Six months ended 2/29/08 (Unaudited)

INVESTMENT INCOME

Dividends	$ 19,904,942

Interest (including interest income of $166,215
from investments in affiliated issuers) (Note 5)	195,739

Securities lending	211,070

Total investment income	20,311,751

EXPENSES

Compensation of Manager (Note 2)	5,133,185

Investor servicing fees (Note 2)	2,763,057

Custodian fees (Note 2)	20,885

Trustee compensation and expenses (Note 2)	33,994

Administrative services (Note 2)	13,473

Distribution fees — Class A (Note 2)	1,536,803

Distribution fees — Class B (Note 2)	1,346,087

Distribution fees — Class C (Note 2)	289,995

Distribution fees — Class M (Note 2)	104,261

Distribution fees — Class R (Note 2)	6,233

Other	290,597

Non-recurring costs (Notes 2 and 6)	3,215

Costs assumed by Manager (Notes 2 and 6)	(3,215)

Fees waived and reimbursed by Manager (Note 5)	(2,530)

Total expenses	11,536,040

Expense reduction (Note 2)	(115,050)

Net expenses	11,420,990

Net investment income	8,890,761

Net realized gain on investments (Notes 1 and 3)	76,076,478

Net unrealized depreciation of investments during the period	(370,358,291)

Net loss on investments	(294,281,813)

Net decrease in net assets resulting from operations	$(285,391,052)

The accompanying notes are an integral part of these financial statements.

36

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	2/29/08*	8/31/07

Operations:
Net investment income	$ 8,890,761	$ 15,468,525

Net realized gain on investments	76,076,478	236,325,907

Net unrealized depreciation of investments	(370,358,291)	(32,771,329)

Net increase (decrease) in net assets resulting from operations	(285,391,052)	219,023,103

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(13,435,482)	(12,985,658)

Class B	(120,514)	(424,096)

Class C	(120,169)	(191,579)

Class M	(131,372)	(152,553)

Class R	(22,516)	(18,816)

Class Y	(1,745,048)	(1,443,687)

Net realized short-term gain on investments

Class A	(42,926,366)	(25,424,551)

Class B	(9,626,010)	(7,888,193)

Class C	(2,075,350)	(1,319,767)

Class M	(964,904)	(623,623)

Class R	(88,814)	(40,461)

Class Y	(4,407,454)	(2,266,041)

From net realized long-term gain on investments

Class A	(130,122,645)	(69,165,715)

Class B	(29,179,312)	(21,459,277)

Class C	(6,291,007)	(3,590,335)

Class M	(2,924,913)	(1,696,523)

Class R	(269,223)	(110,071)

Class Y	(13,360,310)	(6,164,605)

Redemption fees (Note 1)	3,144	3,208

Decrease from capital share transactions (Note 4)	(15,869,131)	(92,012,010)

Total decrease in net assets	(559,068,448)	(27,951,250)

NET ASSETS

Beginning of period	1,922,242,823	1,950,194,073

End of period (including undistributed net investment income
of $3,021,931 and $9,706,271, respectively)	$1,363,174,375	$1,922,242,823

* Unaudited

The accompanying notes are an integral part of these financial statements.

37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
February 29, 2008**	$19.43	.10(d)	(2.88)	(2.78)	(.20)	(2.58)	(2.78)	—(e)	$13.87	(16.08)*	$983,314	.60*(d)	.58*(d)	28.15*
August 31, 2007	18.88	.18(d)	1.94	2.12	(.19)	(1.38)	(1.57)	—(e)	19.43	11.44	1,364,454	1.14(d)	.92(d)	54.46
August 31, 2006	18.43	.20(d,g)	1.27	1.47	(.20)	(.82)	(1.02)	—(e)	18.88	8.20	1,309,486	1.13(d,g)	1.07(d,g)	56.00
August 31, 2005	16.21	.17(d,f)	2.18	2.35	(.13)	—	(.13)	—(e)	18.43	14.56(f)	1,165,377	1.13(d)	.94(d,f)	51.72
August 31, 2004	13.88	.11(d)	2.36	2.47	(.14)	—	(.14)	—(e)	16.21	17.92	731,954	1.19(d)	.75(d)	54.46
August 31, 2003	12.22	.13	1.61	1.74	(.08)	—	(.08)	—	13.88	14.30	688,610	1.18	1.05	57.16

CLASS B
February 29, 2008**	$19.07	.04(d)	(2.84)	(2.80)	(.01)	(2.58)	(2.59)	—(e)	$13.68	(16.40)*	$197,926	.98*(d)	.21*(d)	28.15*
August 31, 2007	18.54	.03(d)	1.90	1.93	(.02)	(1.38)	(1.40)	—(e)	19.07	10.56	328,108	1.89(d)	.17(d)	54.46
August 31, 2006	18.10	.06(d,g)	1.24	1.30	(.04)	(.82)	(.86)	—(e)	18.54	7.38	426,865	1.88(d,g)	.31(d,g)	56.00
August 31, 2005	15.93	.03(d,f)	2.16	2.19	(.02)	—	(.02)	—(e)	18.10	13.75(f)	530,586	1.88(d)	.19(d,f)	51.72
August 31, 2004	13.66	—(d,e)	2.31	2.31	(.04)	—	(.04)	—(e)	15.93	16.97	490,299	1.94(d)	(.01)(d)	54.46
August 31, 2003	12.03	.04	1.59	1.63	—	—	—	—	13.66	13.55	424,745	1.93	.32	57.16

CLASS C
February 29, 2008**	$18.97	.04(d)	(2.82)	(2.78)	(.04)	(2.58)	(2.62)	—(e)	$13.57	(16.41)*	$45,293	.98*(d)	.21*(d)	28.15*
August 31, 2007	18.47	.03(d)	1.90	1.93	(.05)	(1.38)	(1.43)	—(e)	18.97	10.63	66,375	1.89(d)	.17(d)	54.46
August 31, 2006	18.08	.06(d,g)	1.23	1.29	(.08)	(.82)	(.90)	—(e)	18.47	7.34	65,906	1.88(d,g)	.32(d,g)	56.00
August 31, 2005	15.91	.03(d,f)	2.16	2.19	(.02)	—	(.02)	—(e)	18.08	13.79(f)	55,887	1.88(d)	.19(d,f)	51.72
August 31, 2004	13.64	—(d,e)	2.31	2.31	(.04)	—	(.04)	—(e)	15.91	16.98	34,594	1.94(d)	—(d,h)	54.46
August 31, 2003	12.02	.04	1.58	1.62	—	—	—	—	13.64	13.48	31,770	1.93	.31	57.16

CLASS M
February 29, 2008**	$19.33	.06(d)	(2.87)	(2.81)	(.09)	(2.58)	(2.67)	—(e)	$13.85	(16.27)*	$22,368	.85*(d)	.34*(d)	28.15*
August 31, 2007	18.79	.08(d)	1.93	2.01	(.09)	(1.38)	(1.47)	—(e)	19.33	10.87	31,483	1.64(d)	.42(d)	54.46
August 31, 2006	18.34	.10(d,g)	1.26	1.36	(.09)	(.82)	(.91)	—(e)	18.79	7.63	32,174	1.63(d,g)	.57(d,g)	56.00
August 31, 2005	16.13	.08(d,f)	2.18	2.26	(.05)	—	(.05)	—(e)	18.34	14.01(f)	35,182	1.63(d)	.44(d,f)	51.72
August 31, 2004	13.81	.04(d)	2.35	2.39	(.07)	—	(.07)	—(e)	16.13	17.33	29,774	1.69(d)	.25(d)	54.46
August 31, 2003	12.14	.07	1.60	1.67	—	—	—	—	13.81	13.76	32,334	1.68	.56	57.16

CLASS R
February 29, 2008**	$19.23	.08(d)	(2.86)	(2.78)	(.16)	(2.58)	(2.74)	—(e)	$13.71	(16.22)*	$2,436	.73*(d)	.47*(d)	28.15*
August 31, 2007	18.73	.13(d)	1.92	2.05	(.17)	(1.38)	(1.55)	—(e)	19.23	11.16	2,381	1.39(d)	.67(d)	54.46
August 31, 2006	18.33	.16(d,g)	1.25	1.41	(.19)	(.82)	(1.01)	—(e)	18.73	7.92	1,574	1.38(d,g)	.86(d,g)	56.00
August 31, 2005	16.18	.12(d,f)	2.19	2.31	(.16)	—	(.16)	—(e)	18.33	14.33(f)	711	1.38(d)	.65(d,f)	51.72
August 31, 2004†	14.82	.06(d)	1.44	1.50	(.14)	—	(.14)	—(e)	16.18	10.24*	3	1.08*(d)	.37*(d)	54.46

CLASS Y
February 29, 2008**	$19.47	.12(d)	(2.88)	(2.76)	(.25)	(2.58)	(2.83)	—(e)	$13.88	(15.96)*	$111,838	.48*(d)	.71*(d)	28.15*
August 31, 2007	18.92	.23(d)	1.94	2.17	(.24)	(1.38)	(1.62)	—(e)	19.47	11.69	129,442	.89(d)	1.17(d)	54.46
August 31, 2006	18.46	.25(d,g)	1.27	1.52	(.24)	(.82)	(1.06)	—(e)	18.92	8.48	114,189	.88(d,g)	1.33(d,g)	56.00
August 31, 2005	16.23	.21(d,f)	2.19	2.40	(.17)	—	(.17)	—(e)	18.46	14.85(f)	129,631	.88(d)	1.19(d,f)	51.72
August 31, 2004	13.90	.16(d)	2.35	2.51	(.18)	—	(.18)	—(e)	16.23	18.19	97,378	.94(d)	.99(d)	54.46
August 31, 2003	12.23	.15	1.63	1.78	(.11)	—	(.11)	—	13.90	14.67	72,965.93		1.27	57.16

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	39

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to August 31, 2004.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

February 29, 2008	<0.01%

August 31, 2007	<0.01

August 31, 2006	<0.01

August 31, 2005	<0.01

August 31, 2004	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.03%

Class B	0.01	0.03

Class C	0.01	0.03

Class M	0.01	0.03

Class R	0.01	0.05

Class Y	0.01	0.03

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended August 31, 2006.

(h) Amount represents less than 0.01% .

The accompanying notes are an integral part of these financial statements.

40

Notes to financial statements 2/29/08 (Unaudited)

Note 1: Significant accounting policies

Putnam New Value Fund (the “fund”) is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of U.S. companies which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New

41

York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 29, 2008, the value of securities loaned amounted to $147,538,822. The fund received cash collateral of $152,495,722 which is pooled with collateral of other Putnam funds into 53 issues of short-term investments.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to

42

avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $1,613,065,002, resulting in gross unrealized appreciation and depreciation of $217,851,578 and $306,391,376, respectively, or net unrealized depreciation of $88,539,798.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended February 29, 2008, Putnam Management did not waive any of its management fee from the fund.

For the period ended February 29, 2008, Putnam Management has assumed $3,215 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division

43

of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended February 29, 2008, the fund incurred $2,775,935 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended February 29, 2008, the fund’s expenses were reduced by $39,615 under the expense offset arrangements and by $75,435 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $604, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 29, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $49,353 and $489 from the sale of class A and class M shares, respectively, and received $99,449 and $1,712 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 29, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,802 and no monies on class A and class M redemptions, respectively.

44

Note 3: Purchases and sales of securities

During the six months ended February 29, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $484,623,853 and $742,763,591, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 29, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 2/29/08:

Shares sold	5,413,901	$ 90,913,127

Shares issued
in connection
with reinvestment
of distributions	11,254,883	177,939,699

	16,668,784	268,852,826

Shares
repurchased	(15,989,117)	(259,214,530)

Net increase	679,667	$ 9,638,296

Year ended 8/31/07:

Shares sold	12,720,087	$ 252,962,385

Shares issued
in connection
with reinvestment
of distributions	5,385,790	102,276,138

	18,105,877	355,238,523

Shares
repurchased	(17,241,162)	(340,811,396)

Net increase	864,715	$ 14,427,127

CLASS B	Shares	Amount

Six months ended 2/29/08:

Shares sold	409,014	$ 6,785,767

Shares issued
in connection
with reinvestment
of distributions	2,315,939	36,174,974

	2,724,953	42,960,741

Shares
repurchased	(5,459,628)	(89,695,438)

Net decrease	(2,734,675)	$ (46,734,697)

Year ended 8/31/07:

Shares sold	1,630,849	$ 31,707,360

Shares issued
in connection
with reinvestment
of distributions	1,473,881	27,635,275

	3,104,730	59,342,635

Shares repurchased	(8,931,616)	(174,933,952)

Net decrease	(5,826,886)	$(115,591,317)

CLASS C	Shares	Amount

Six months ended 2/29/08:

Shares sold	251,152	$ 4,209,764

Shares issued
in connection
with reinvestment
of distributions	462,734	7,172,379

	713,886	11,382,143

Shares
repurchased	(874,994)	(14,127,617)

Net decrease	(161,108)	$ (2,745,474)

Year ended 8/31/07:

Shares sold	556,595	$ 10,783,289

Shares issued
in connection
with reinvestment
of distributions	223,535	4,168,931

	780,130	14,952,220

Shares
repurchased	(848,851)	(16,403,168)

Net decrease	(68,721)	$ (1,450,948)

45

CLASS M	Shares	Amount

Six months ended 2/29/08:

Shares sold	40,438	$ 656,196

Shares issued
in connection
with reinvestment
of distributions	248,330	3,923,614

	288,768	4,579,810

Shares
repurchased	(301,952)	(4,994,458)

Net decrease	(13,184)	$ (414,648)

Year ended 8/31/07:

Shares sold	137,451	$ 2,719,014

Shares issued
in connection
with reinvestment
of distributions	127,601	2,420,600

	265,052	5,139,614

Shares
repurchased	(348,880)	(6,909,723)

Net decrease	(83,828)	$(1,770,109)

CLASS R	Shares	Amount

Six months ended 2/29/08:

Shares sold	60,418	$ 990,413

Shares issued
in connection
with reinvestment
of distributions	24,332	380,553

	84,750	1,370,966

Shares
repurchased	(30,935)	(499,193)

Net increase	53,815	871,773

Year ended 8/31/07:

Shares sold	80,595	$ 1,584,941

Shares issued
in connection
with reinvestment
of distributions	8,993	169,348

	89,588	1,754,289

Shares
repurchased	(49,841)	(1,010,341)

Net increase	39,747	$ 743,948

CLASS Y	Shares	Amount

Six months ended 2/29/08:

Shares sold	1,317,658	$ 22,564,555

Shares issued
in connection
with reinvestment
of distributions	1,234,140	19,511,750

	2,551,798	42,076,305

Shares
repurchased	(1,140,527)	(18,560,686)

Net increase	1,411,271	$ 23,515,619

Year ended 8/31/07:

Shares sold	1,161,411	$ 23,056,831

Shares issued
in connection
with reinvestment
of distributions	519,704	9,874,333

	1,681,115	32,931,164

Shares
repurchased	(1,070,376)	(21,301,875)

Net increase	610,739	$ 11,629,289

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended February 29, 2008, management fees paid were reduced by $2,530 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $166,215 for the period ended February 29, 2008. During the period ended February 29, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime

46

Money Market Fund aggregated $236,225,364 and $238,168,108, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

47

Brokerage commissions
(unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended February 29, 2008. The Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Merrill Lynch, Morgan Stanley and Company, UBS Warburg, Goldman Sachs, and Bear Searns and Company. Commissions paid to these firms together represented approximately 56% of the total brokerage commissions paid for the year ended February 29, 2008.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Citigroup Global Markets, Credit Suisse First Boston, Deutsche Bank Securities, Jones Associates, Lehman Brothers, Pipeline, RBC Capital Markets, Sanford Bernstein, Wachovia Securities and Weeden & Company.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

48

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and Chief
Management, LLC	President	Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank and	and Treasurer	Judith Cohen
Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis	Susan G. Malloy	Assistant Treasurer and
Robert J. Darretta	Vice President and	Proxy Manager
Myra R. Drucker	Assistant Treasurer
Charles E. Haldeman, Jr.
Paul L. Joskow	Beth S. Mazor
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	James P. Pappas
George Putnam, III	Vice President
Richard B. Worley

This report is for the information of shareholders of Putnam New Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA025 250667 4/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants:

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies:

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 29, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 29, 2008